EXHIBIT 1-e


                        MORGAN STANLEY DEAN WITTER & CO.

                Global Medium-Term Notes, Series D and Series E

                      Global Units, Series D and Series E

                          EURO DISTRIBUTION AGREEMENT



                                                     o, 2002


Morgan Stanley & Co. International Limited
Bank Morgan Stanley AG
c/o Morgan Stanley & Co. International
      Limited
25 Cabot Square
Canary Wharf London E14 4QA
England

Dear Sirs:

         Morgan Stanley Dean Witter & Co., a Delaware corporation (the "Company"), confirms its agreement with you with respect to the issue and sale from time to time by the Company primarily outside the United States of up to $o (or the equivalent thereof in one or more currencies other than U.S. dollars) aggregate initial public offering price of its Global Medium-Term Notes, Series D and Series E, each due more than 9 months from the date of issue (the "Notes") and its Global Units, Series D and Series E (the "Units" and together with the Notes, the "Program Securities"), in each case subject to reduction as a result of the sale of the Company's (i) Global Medium-Term Notes, Series C, to be sold primarily inside the United States, (ii) Global Units, Series C, to be sold primarily inside the United States, and (iii) the sale of certain of the Company's other debt securities, warrants, preferred stock, purchase contracts and units and of capital securities of certain Morgan Stanley Capital Trusts. The Series D Notes are intended to be admitted to the Official List of the Financial Services Authority (the "UK Listing Authority") in its capacity as competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000 (the "FSMA"), and to trading on the London Stock Exchange plc (the "London Stock Exchange") or admitted to listing, trading and/or quotation by any other listing authority, stock exchange and/or quotation system, if so required by Section 3(j) hereof. Application may, in certain circumstances described in the Prospectus Supplement (as defined below), be made to admit the Series D Units to the



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Official List of the UK Listing Authority and to trading on the London Stock
Exchange. The Series E Notes and the Series E Units will not be listed on any stock exchange.

         The Notes may be issued as senior indebtedness (the "Senior Notes") or as subordinated indebtedness (the "Subordinated Notes") of the Company. The Senior Notes will be issued, either alone or as part of a Unit, pursuant to the provisions of an amended and restated senior indenture dated as of May 1, 1999, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Senior Debt Trustee") (as may be supplemented or amended from time to time, the "Senior Debt Indenture"). The Subordinated Notes will be issued pursuant to the provisions of an amended and restated subordinated indenture dated as of May 1, 1999, between the Company and Bank One Trust Company, N.A. (as successor to The First National Bank of Chicago), as trustee (the "Subordinated Debt Trustee") (as may be supplemented or amended from time to time, the "Subordinated Debt Indenture"). The Senior Debt Indenture and the Subordinated Debt Indenture are sometimes hereinafter referred to individually as an "Indenture" and collectively as the "Indentures," and the Senior Debt Trustee and the Subordinated Debt Trustee are sometimes hereinafter referred to individually as a "Trustee" and collectively as the "Trustees." Purchase contracts ("Purchase Contracts") that require holders to satisfy their obligations thereunder when such Purchase Contracts are issued ("Pre-paid Purchase Contracts") will be issued under the Indentures.

         The Units will be issued either pursuant to the Unit Agreement dated as of May 6, 1999, among the Company, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Unit Agent, as Collateral Agent, as Trustee and Paying Agent under the Indenture referred to therein, and as Warrant Agent under the Warrant Agreement referred to therein, and the holders from time to time of the Units described therein (as may be amended from time to time, the "Unit Agreement") or, if the Units do not include Purchase Contracts (other than Pre-paid Purchase Contracts), pursuant to a Unit Agreement among the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Unit Agent, as Trustee and Paying Agent under the Indenture referred to therein, and as Warrant Agent under the Warrant Agreement referred to therein, in the form of such agreement filed as an exhibit to the Registration Statement referred to below (each such agreement, a "Unit Agreement Without Holders' Obligations"). Units may include one or more (i) Senior Notes, (ii) warrants ("Universal Warrants") entitling the holders thereof to purchase or sell (a) securities of an entity unaffiliated with the Company, a basket of such securities, an index or indices of such securities or any combination of the above, (b) currencies or (c) commodities, (iii) Purchase Contracts, including Pre-paid Purchase Contracts, requiring the holders thereof to purchase or sell
(a) securities of an entity


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unaffiliated with the Company, a basket of such securities, an index or indices of such securities or any combination of the above, (b) currencies or (c) commodities or (iv) any combination thereof. The applicable prospectus supplement will specify whether Notes, Universal Warrants and Purchase
Contracts comprised by a Unit may or may not be separated from any series of Units. Universal Warrants issued as part of a Unit will be issued pursuant to the Universal Warrant Agreement dated as of May 6, 1999 (as may be amended from time to time, the "Universal Warrant Agreement") between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Warrant Agent. Purchase Contracts, other than Pre-paid Purchase Contracts
("Non-pre-paid Purchase Contracts"), entered into by the Company and the holders thereof will be governed by the Unit Agreement.

         The Notes, whether issued alone or as part of a Unit, will have the maturities, interest rates, redemption provisions, if any, and other terms as set forth in supplements to the Basic Prospectus referred to below. The Universal Warrants will have the exercise prices, exercise dates, expiration dates and other terms as set forth in supplements to the Basic Prospectus. The Purchase Contracts will have the closing dates, purchase or sale prices and other terms as set forth in supplements to the Basic Prospectus. The Company has initially appointed JPMorgan Chase Bank, London Branch, at its principal office in London, as principal paying agent (the "Principal Paying Agent") for the Notes.

         The Notes will be issued in bearer form or in definitive registered form without coupons (the "Registered Notes"), the Units will be issued in bearer form or in definitive registered form (the "Registered Units") and the securities included in a Unit will be in the form of such Unit. The Program Securities issued in bearer form will be represented initially by, in the case of the Notes, a temporary global Note and, in the case of the Units, a temporary global Unit, each of which will be delivered to a common depositary located outside the United States for Euroclear Bank S.A./N.V., as operator of the Euroclear System (the "Euroclear Operator"), Clearstream Banking, societe anonyme ("Clearstream"), or any other relevant clearing system. Beneficial interests in a temporary global Note or a temporary global Unit will be exchangeable for beneficial interests in, in the case of a temporary global Note, a permanent global Note and, in the case of a temporary global Unit, a permanent global Unit. Beneficial interests in a permanent global Note will be exchangeable in whole, but not in part, for definitive Notes in bearer form, with interest coupons attached, upon receipt of the Principal Paying Agent of an initial request to so exchange by any holder of a beneficial interest in such permanent global Note (such temporary global Note, permanent global Note and definitive Notes in bearer form are collectively referred to as the "Bearer Notes"), and Bearer Notes, if the applicable Pricing Supplement so specifies, will be exchangeable in whole or in part for Registered Notes. Beneficial interests in a permanent global Unit (including an interest in the securities included in such Unit) will be exchangeable in whole, but


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not in part, for definitive Units in bearer form upon receipt of the Unit Agent of an initial request to so exchange by any holder of a beneficial interest in such permanent global Unit (such temporary global Unit, permanent global Unit and definitive Units in bearer form are collectively referred to as the "Bearer Units") and Bearer Units, if the applicable Pricing Supplement so specifies, will be exchangeable in whole or in part for Registered Units. As used in this Agreement, the term "Note" includes any temporary global Note or permanent global Note issued pursuant to the Indentures and the term "Unit" includes any temporary global Unit or permanent global Unit issued pursuant to the Unit Agreement.

         The Company hereby appoints you as its exclusive agents for the purpose of soliciting and receiving offers to purchase Program Securities from the Company by others and, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, you agree to use reasonable efforts to solicit and receive offers to purchase Program Securities upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. In addition, you may also purchase Program Securities as principal pursuant to the terms of a terms agreement relating to such sale (in the case of Notes, a "Notes Terms Agreement" and, in the case of Units, a "Units Terms Agreement") in accordance with the provisions of Section 2(b) hereof. Program Securities denominated, payable in or indexed to Swiss Francs may only be offered and sold by the Company through Bank Morgan Stanley AG on an agency or principal basis, and Bank Morgan Stanley AG agrees to notify the Swiss National Bank prior to the issuance of any such Program Securities.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Program Securities. Such registration statement, including the exhibits thereto, as amended at the Commencement Date (as hereinafter defined), is hereinafter referred to as the "Registration Statement." The Company proposes to file with the Commission from time to time, pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), supplements to the prospectus relating to the Program Securities included in the Registration Statement that will describe certain terms of the Program Securities. The prospectus relating to the Program Securities in the form in which it appears in the Registration Statement is hereinafter referred to as the "Basic Prospectus." The term "Prospectus" means the Basic Prospectus together with the prospectus supplement or supplements (each, a "Prospectus Supplement") specifically relating to the Program Securities, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act. As used herein, the terms "Basic Prospectus" and "Prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in


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the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the Company has filed an abbreviated registration statement to register additional Program Securities pursuant to Rule 462(b) under the Securities Act (a "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

           1. Representations and Warranties. The Company represents and warrants to and agrees with you as of the Commencement Date, as of each date on which you solicit offers to purchase Program Securities, as of each date on which the Company accepts an offer to purchase Program Securities (including any purchase by you as principal pursuant to a Notes Terms Agreement or a Units Terms Agreement), as of each date the Company issues and delivers Program Securities and as of each date the Registration Statement or the Basic Prospectus is amended or supplemented, as follows (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):

          (a) The Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that (1) the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to you furnished to the Company in writing by you expressly for use therein or (B) to those parts of the Registration Statement that constitute the Statements of Eligibility (Form T-1) under the Trust


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Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustees and (2) the representations and warranties set forth in clauses (iii) and (iv) above, when made as of the Commencement Date or as of any date on which you solicit offers to purchase Program Securities or on which the Company accepts an offer to purchase Program Securities, shall be deemed not to cover information concerning an offering of particular Program Securities to the extent such information will be set forth in a supplement to the Basic Prospectus.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

          (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

          (e) Each of this Agreement and any applicable Written Notes Terms Agreement or Written Units Terms Agreement (each as hereinafter defined) has been duly authorized, executed and delivered by the Company.

          (f) Each Indenture has been duly qualified under the Trust Indenture Act and each of the Senior Indenture, the Subordinated Indenture, the Unit Agreement and the Universal Warrant Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law.

          (g) The form of Unit Agreement Without Holders' Obligations has been duly authorized by the Company and, when a Unit Agreement Without Holders' Obligations has been duly executed and delivered by the Company, the Unit Agreement Without Holders' Obligations will be a valid and binding


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agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law.

          (h) The forms of Notes (including the form of Pre-paid Purchase Contract), whether issued alone or as part of a Unit, have been duly authorized and established in conformity with the provisions of the relevant Indenture and, when the Notes (and the Pre-paid Purchase Contracts) have been executed and authenticated in accordance with the provisions of the relevant Indenture and delivered to and duly paid for by the purchasers thereof, the Notes (and the Pre- paid Purchase Contracts) will be entitled to the benefits of such Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as the enforceability thereof
(i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and
(ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law.

          (i) The forms of Units under the Unit Agreement, including the forms of Universal Warrants and Non-pre-paid Purchase Contracts, have been duly authorized and established in conformity with the provisions of (i) in the case of such Units and Non-pre-paid Purchase Contracts, the Unit Agreement and (ii) in the case of Universal Warrants, the Universal Warrant Agreement. When such Units have been delivered to and duly paid for by the purchasers thereof and
(A) any Non-pre-paid Purchase Contracts included in such Units have been executed by the Company and countersigned by the Unit Agent and (B) any Universal Warrants included in such Units have been executed by the Company and countersigned by the Warrant Agent, such Units (including any such Non-pre-paid Purchase Contracts or Universal Warrants contained therein) will be entitled to the benefits of the Unit Agreement and, in the case of the Universal Warrants, the Universal Warrant Agreement and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law.

         (j) When a Unit Agreement Without Holders' Obligations has been executed and delivered by the Company, the Units to be issued thereunder will have been duly authorized and when such Units have been established in conformity with the provisions of the Unit Agreement Without Holders' Obligations and delivered to and duly paid for by the purchasers thereof, and any Universal Warrants included in such Units have been executed by the Company


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and countersigned by the Warrant Agent, such Units (including any such
Universal Warrants contained therein) will be entitled to the benefits of the Unit Agreement Without Holders' Obligations and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law.

          (k) The execution and delivery by the Company of this Agreement, the Notes and Pre-paid Purchase Contracts (whether issued alone or as part of a Unit), the Units (including any Purchase Contracts and Universal Warrants included therein), the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Universal Warrant Agreement and any applicable Written Notes Terms Agreement or Written Units Terms Agreement and the performance by the Company of its obligations under this Agreement, the Notes, the Pre-paid Purchase Contracts, the Units (including any Purchase Contracts or Universal Warrants included therein), the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Universal Warrant Agreement and any applicable Notes Terms Agreement or Units Terms Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes, the Pre-paid Purchase Contracts, the Units (including any Purchase Contracts or Universal Warrants included therein), the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Universal Warrant Agreement and any applicable Notes Terms Agreement or Units Terms Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Program Securities; provided, however, that no representation is made or warranty given as to whether the purchase of the Program Securities constitutes a "prohibited transaction" under
Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

          (l) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.


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          (m) There are no legal or governmental proceedings pending or threatened to which the Company or any of its consolidated subsidiaries is a party or to which any of the properties of the Company or any of its consolidated subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

          (n) Each of the Company and its consolidated subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

         (o) Morgan Stanley DW Inc. is registered as a broker-dealer and investment adviser with the Commission, is registered with the Commodity Futures Trading Commission as a futures commission merchant and is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

         (p) Morgan Stanley & Co. Incorporated is registered as a broker-dealer and investment adviser with the Commission, is registered with the Commodity Futures Trading Commission as a futures commission merchant and is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

         (q) The Company is not, and after giving effect to the offering and sale of the Program Securities and the application of the proceeds thereof as described in the Prospectus, will not be required to register as, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         Notwithstanding the foregoing, it is understood and agreed that the representations and warranties set forth in Section 1(b)(iii) and 1(b)(iv), 1(h) (except as to due authorization of the Notes and Pre-paid Purchase Contracts), 1(i) (except as to due authorization of the Units, Universal Warrants and Non-pre-paid Purchase Contracts), 1(j) (except as to due authorization of the Units and Universal Warrants) and 1(k), when made as of the Commencement Date, or as of any date on which you solicit offers to purchase Program Securities, with respect to any Program Securities the payments of principal or interest on which, or any other payments with respect to which, will be determined by reference to one or


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more currency exchange rates, commodity prices, securities of entities unaffiliated with the Company, baskets of such securities, equity indices or other factors, shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission.

           2.   Solicitations as Agents; Purchases as Principals.

          (a) Solicitations as Agents. In connection with your actions as agents hereunder, you agree to use reasonable efforts to solicit offers to purchase Program Securities upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

         The Company reserves the right, in its sole discretion, to instruct you to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Program Securities. Upon receipt of at least one business day's prior notice from the Company, you will forthwith suspend solicitations of offers to purchase Program Securities from the Company until such time as the Company has advised you that such solicitation may be resumed. While such solicitation is suspended, the Company shall not be required to deliver any certificates, opinions or letters in accordance with Sections 5(a), 5(b) and 5(c); provided, however, that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for (i) in the case of Notes issued alone or as part of a Unit, a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes, (ii) in the case of Units, a change in the exercise price, exercise date or period or expiration of an underlying Universal Warrant or a change in the settlement date or purchase or sale price of an underlying Purchase Contract or
(iii) for a change you deem to be immaterial), you shall not be required to resume soliciting offers to purchase Program Securities until the Company has delivered such certificates, opinions and letters as you may request.

         The Company agrees to pay to you, as consideration for the sale of each Program Security resulting from a solicitation made or an offer to purchase received by you, a commission in the form of a discount from the purchase price of such Program Security equal to between .125% and .750% (depending upon such Note's maturity or, in the case of Units, any underlying Note's maturity or the terms of the Units and of the securities comprised by such Units) of the principal amount of such Note or, in the case of Units, the face amount of such Unit (provided that the commission for Notes having, or Units including Notes or other securities having, a maturity of 30 years or greater will be negotiated) or such other discount as may be specified in the Prospectus Supplement relating to such Note or Unit.


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         You shall communicate to the Company, orally or in writing, each offer to purchase Program Securities received by you as agent that in your judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase Program Securities and may reject any offer in whole or in part. You shall have the right to reject any offer to purchase Program Securities that you consider to be unacceptable, and any such rejection shall not be deemed a breach of your agreements contained herein. The procedural details relating to the issue and delivery of Program Securities sold by you as agent and the payment therefor shall be as set forth in the Administrative Procedures (as hereinafter defined).

          (b) Purchases as Principals. Each sale of Program Securities to you as principals shall be made in accordance with the terms of this Agreement. In connection with each such sale, the Company will enter into a Notes Terms Agreement or Units Terms Agreement that will provide for the sale of such Program Securities to and the purchase thereof by you. Each Notes Terms Agreement or Units Terms Agreement will take the form of either (i) a written agreement between you and the Company, which may be substantially in the form of Exhibit A or Exhibit A-1 (as applicable) hereto (in the case of Notes, a "Written Notes Terms Agreement," and in the case of Units, a "Written Units Terms Agreement"), or (ii) an oral agreement between you and the Company confirmed in writing by you to the Company.

         Your commitment to purchase Program Securities as principal pursuant to a Notes Terms Agreement or Units Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each (i) Notes Terms Agreement shall specify the principal amount of Notes to be purchased by you pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes and (ii) Units Terms Agreement shall specify (a) the information set forth in (i) above with respect to any Notes issued as part of a Unit, (b) with respect to any Universal Warrants issued as part of a Unit, the exercise price, the exercise date or period, the expiration date and any other terms of such Universal Warrants and (c) with respect to any Purchase Contracts issued as part of a Unit, the settlement date, the purchase or sale price or any other terms of such Purchase Contracts. Each such Notes Terms Agreement or Units Terms Agreement may also specify any requirements for officers' certificates, opinions of counsel and letters from the independent auditors of the Company pursuant to Section 4 hereof. A Notes Terms Agreement and a Unit Terms Agreement may also specify certain provisions relating to the reoffering of such Notes or Units, as the case may be, by you.


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         Each Notes Terms Agreement and each Units Terms Agreement shall specify the time and place of delivery of and payment for such Notes or Units, as the case may be. Unless otherwise specified in a Notes Terms Agreement or a Units Terms Agreement, the procedural details relating to the issue and delivery of Notes or Units, as the case may be, purchased by you as principal and the payment therefor shall be as set forth in the Administrative Procedures. Each date of delivery of and payment for Program Securities to be purchased by you as principal pursuant to a Notes Terms Agreement or a Units Terms Agreement, as the case may be, is referred to herein as a "Settlement Date."

         Unless otherwise specified in a Notes Terms Agreement or a Units Terms Agreement, if you are purchasing Program Securities as principal you may resell such Program Securities to other dealers. Any such sales may be at a discount, which shall not exceed the amount set forth in the Prospectus Supplement relating to such Notes or Units.

          (c) Administrative Procedures. You and the Company agree to perform the respective duties and obligations specifically provided to be performed in the Global Medium-Term Notes, Series D and Series E and Global Units, Series D and Series E, Administrative Procedures (attached hereto as Exhibit B) (the "Administrative Procedures"), as amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and you.

          (d) Delivery. The documents required to be delivered by Section 4 of this Agreement as a condition precedent to your obligation to begin soliciting offers to purchase Program Securities as agents of the Company shall be delivered at the office of Davis Polk & Wardwell, your counsel, not later than 4:00 p.m., New York City time, on the date hereof, or at such other time and/or place as you and the Company may agree upon in writing, but in no event later than the day prior to the earlier of (i) the date on which you begin soliciting offers to purchase Program Securities and (ii) the first date on which the Company accepts any offer by you to purchase Program Securities as principal. The date of delivery of such documents is referred to herein as the "Commencement Date."

           3.   Agreements.  The Company agrees with you that:

          (a) Prior to the termination of the offering of the Program Securities pursuant to this Agreement or pursuant to any Notes Terms Agreement or Units Terms Agreement, the Company will not file any Prospectus Supplement relating to the Program Securities or any amendment to the Registration Statement relating to the Program Securities unless the Company has previously furnished to you a copy thereof for your review and will not file any such proposed supplement or amendment to which you reasonably object; provided, however, that the foregoing requirement shall not apply to any of the Company's periodic filings with the

Commission required to be filed pursuant to Section 13(a), 13(c), 13(f), 14 or 15(d) of the Exchange Act, copies of which filings the Company will cause to be delivered to you promptly after being transmitted for filing with the Commission. Subject to the foregoing sentence, the Company will promptly cause each Prospectus Supplement to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act. The Company will promptly advise you (i) of the filing of any amendment or supplement to the Basic Prospectus, (ii) of the filing and effectiveness of any amendment to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Basic Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose,
(v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Program Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vi) of the issuance by any non-United States regulatory authority of any request for information relating to the Program Securities or suspension of the listing, trading and/or quotation of any Program Securities then admitted to listing, trading and/or quotation by any listing authority, stock exchange and/or quotation system. The Company will use its best efforts to prevent the issuance of any such stop order or notice of suspension of qualification or listing and, if issued, to obtain as soon as possible the withdrawal thereof. If the Basic Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, you shall not be obligated to solicit offers to purchase Program Securities so long as you are not reasonably satisfied with such document.

          (b) If, at any time when a prospectus relating to the Program Securities is required to be delivered under the Securities Act or made available to purchasers of the Program Securities, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus, as then amended or supplemented, is delivered to a purchaser, not misleading, or if, in your opinion or in the opinion of the Company, it is necessary at any time to amend or supplement the Prospectus, as then amended or supplemented, to comply with applicable law, the Company will immediately notify you by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Program Securities and, if so notified by the Company, you shall forthwith suspend such solicitation and cease using the Prospectus, as then amended or supplemented. If the Company shall decide to amend or supplement the Registration Statement or Prospectus, as then amended or supplemented, it shall so advise you promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to you, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to you in such quantities as you may reasonably request. If any documents, certificates, opinions and letters furnished to you pursuant to paragraph (e) below and Sections 5(a), 5(b) and 5(c) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to you, upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, you will resume the solicitation of offers to purchase Program Securities hereunder. Notwithstanding any other provision of this Section 3(b), until the distribution of any Program Securities you may own as principal has been completed, if any event described above in this paragraph (b) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to you, will supply such amended or supplemented Prospectus to you in such quantities as you may reasonably request and shall furnish to you pursuant to paragraph (e) below and Sections 5(a), 5(b) and 5(c) such documents, certificates, opinions and letters as you may request in connection with the preparation and filing of such amendment or supplement.

          (c) The Company will make generally available to its security holders and to you as soon as practicable earning statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering twelve month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Securities
Act) of the Registration Statement with respect to each sale of Program Securities. If such fiscal quarter is the first fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

          (d) The Company will furnish in New York City, without charge, (i) to each Agent, a signed copy of the Registration Statement, including exhibits and all amendments thereto, and as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request and (ii) to each Agent that purchases Program Securities pursuant to a Notes Terms Agreement or Units Terms Agreement or solicits an offer to purchase Program Securities that is accepted by the Company, prior to 10:00 a.m. New York City time on the business day next succeeding the date of such Notes Terms Agreement or Units Terms Agreement or the acceptance of such offer, as many copies of the Prospectus, as then amended or supplemented (including the Prospectus Supplement relating to the Program Securities to be purchased pursuant to such Notes Terms Agreement or Units Terms Agreement or accepted offer), as such Agent may reasonably request.

          (e) During the term of this Agreement, the Company shall furnish to you such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Universal Warrant Agreement, the Notes, the Units, the Universal Warrants, the Purchase Contracts, this Agreement, the Administrative Procedures, any Notes Terms Agreement or Units Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as you may from time to time reasonably request.

          (f) The Company shall notify you promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

          (g) The Company will, whether or not any sale of Program Securities is consummated, pay all expenses incident to the performance of its obligations under this Agreement and any Notes Terms Agreement or Units Terms Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Program Securities, (iii) the fees and disbursements of the Company's counsel and accountants, of the Trustees and their counsel, of the Unit Agent and its counsel, of the Warrant Agent and its counsel and of the Principal Paying Agent and its counsel and any paying agents for the Program Securities appointed by the Company, (iv) the fees and expenses incurred with respect to the admission of the Series D Notes (and the Series D Units, if application for such admission is made) to the Official List of the UK Listing Authority and to trading on the London Stock Exchange or to listing, trading and/or quotation by any other listing authority, stock exchange and/or quotation system if so required by Section 3(j), (v) the printing and delivery to you in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to you of copies of the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations and the Universal Warrant Agreement, (vii) any fees charged by rating agencies for the rating of the Program Securities, (viii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., (ix) the fees and disbursements of your counsel incurred in connection with the offering and sale of the Program Securities, including any opinions to be rendered by such counsel hereunder, and (x) any out-of-pocket expenses incurred by you; provided that any advertising expenses incurred by you shall have been approved by the Company.

          (h) During the period beginning on the date of any Notes Terms Agreement or Units Terms Agreement relating to either Notes or Units, as the case may be, and continuing to and including the Settlement Date with respect to such Notes Terms Agreement or Units Terms Agreement, the Company will not, without your prior consent, offer, sell, contract to sell or otherwise dispose of (i) in the case of Notes, any debt securities of the Company substantially similar to the Notes set forth in such Notes Terms Agreement (other than (A) the Notes that are to be sold pursuant to such Notes Terms Agreement, (B) Notes previously agreed to be sold by the Company and (C) commercial paper issued in the ordinary course of business) or (ii) in the case of Units, any securities substantially similar to such Units (other than (A) the Units that are sold pursuant to such Units Terms Agreement or (B) Units previously agreed to be sold by the Company), in each case, except as may otherwise be provided in the applicable Notes Terms Agreement or Units Terms Agreement.

          (i) The Company will indemnify and hold you harmless against any documentary, stamp or similar transfer or issue tax, including any interest and penalties, on the issue of the Program Securities in accordance with the terms of this Agreement, on the execution and delivery of this Agreement, any Written Notes Terms Agreement or Written Units Terms Agreement and on the exchange of any temporary global Notes for definitive Notes or permanent global Notes, of any temporary global Units for definitive Units or permanent global Units, of any permanent global bearer Notes for definitive bearer Notes or of any permanent global bearer Units for definitive bearer Units, that are or may be required to be paid under the laws of the United Kingdom, the United States or any political subdivision or taxing authority thereof or therein.

          (j) In connection with any application to admit the Series D Notes or Series D Units to the Official List of the UK Listing Authority and to trading on the London Stock Exchange, the Company will furnish from time to time any and all documents, instruments, information and undertakings and publish all advertisements or other material that may be necessary in order to effect such listing and trading and will maintain such listing and trading until, (i) in the case of the Notes, none of the Series D Notes is outstanding, either as part of a Unit or otherwise, or until such time as payment of principal, premium, if any, and interest in respect of all the Series D Notes, whether issued alone or as part of a Unit, has been duly provided for, whichever is earlier and (ii) in the case of the Units, none of the Series D Units is outstanding; provided, however, that if the Company can no longer reasonably maintain such listing and trading, it will use its best efforts to obtain and maintain the quotation for, or listing and trading of, the Series D Notes and Series D Units by such other listing authority, stock exchange and/or quotation system as you shall reasonably request. In addition, for so long as the Series D Notes and Series D Units are admitted to listing, trading and/or quotation by a listing authority, stock exchange and/or quotation system, and such listing authority, stock exchange and/or quotation system so requires, the Company will maintain in London, or in such other place as the Series D Notes and Series D Units are listed (if the Series D Notes and Series D Units are no longer listed on the London Stock Exchange), a paying agent in respect of the Series D Notes or Series D Units, as required.

           4. Conditions of the Obligations of the Agents. Your obligation to solicit offers to purchase Program Securities as agents of the Company, your obligation to purchase Program Securities as principals pursuant to any Notes Terms Agreement or Units Terms Agreement and the obligation of any other purchaser to purchase Program Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of your obligation to solicit offers to purchase Program Securities, at the time of such solicitation, and, in the case of your or any other purchaser's obligation to purchase Program Securities, at the time the Company accepts the offer to purchase such Program Securities and at the time of issuance and delivery) and (in each case) to the following additional conditions precedent when and as specified:

           (a)   Prior to such solicitation or purchase, as the case may be:

                 (i) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made, that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Program Securities on the terms and in the manner contemplated by the Prospectus, as so amended or supplemented;

                 (ii) there shall not have occurred such a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would in your view be likely to prejudice materially the success of the offering and distribution of the Program Securities or dealings in the Program Securities in the secondary market; and

                 (iii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

(A) except, in each case described in paragraph (i), (ii) or (iii) above, as disclosed to you in writing by the Company prior to such solicitation or, in the case of a purchase of Program Securities, before the offer to purchase such Program Securities was made or (B) unless in each case described in (ii) above, the relevant event shall have occurred and been known to you prior to such solicitation or, in the case of a purchase of Program Securities, before the offer to purchase such Program Securities was made.

           (b) On the Commencement Date and, if called for by any Notes Terms Agreement or Units Terms Agreement, on the corresponding Settlement Date, you shall have received:

                 (i) The opinion, dated as of such date, of Sidley Austin Brown & Wood LLP, counsel to the Company, or of other counsel satisfactory to you and who may be an officer of the Company, to the following effect that:

                       (A) the Company has been duly incorporated, is validly
                  existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, as amended or supplemented, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                       (B) each of Morgan Stanley DW Inc., Discover Bank,
                  Morgan Stanley & Co. Incorporated and Morgan Stanley International Incorporated (each a "Material Subsidiary") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, as amended or supplemented, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                       (C) each of the Company and its Material Subsidiaries
                  has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, as amended or supplemented, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                       (D) each of this Agreement and any applicable Written
                  Notes Terms Agreement or Written Units Terms Agreement has been duly authorized, executed and delivered by the Company;

                       (E) each Indenture has been duly qualified under the
                  Trust Indenture Act and each of the Senior Indenture, the Subordinated Indenture, the Unit Agreement and the Universal Warrant Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law;

                       (F) the Unit Agreement Without Holders' Obligations, if
                  any, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law;

                       (G) the forms of Notes (including the form of Pre-paid
                  Purchase Contracts), whether issued alone or as part of a Unit, have been duly authorized and established in conformity with the provisions of the relevant Indenture and, if the Notes and the Pre- paid Purchase Contracts had been executed by the Company and authenticated by the relevant Trustee or its duly appointed agent in accordance with the provisions of the relevant Indenture and delivered to and duly paid for by the purchasers thereof on the date of such opinion, such Notes and the Pre-paid Purchase Contracts would be entitled to the benefits of such Indenture and would be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as the enforceability thereof
                  (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law;

                       (H) the forms of Units under the Unit Agreement,
                  including the forms of Universal Warrants and Non-pre-paid Purchase Contracts, have been duly authorized and established in conformity with the provisions of (i) in the case of Units under the Unit Agreement and Non-pre-paid Purchase Contracts, the Unit Agreement and (ii) in the case of the Universal Warrants, the Universal Warrant Agreement. If such Units (including the Universal Warrants and the Non-pre-paid Purchase Contracts) had been delivered to and duly paid for by the purchasers thereof (and any Purchase Contracts included therein had been executed by the Company and countersigned by the Unit Agent and any Universal Warrants included therein had been executed by the Company and countersigned by the Warrant Agent) on the date of such opinion, such Units (including the Non-pre-paid Purchase Contracts and the Universal Warrants contained therein) would be entitled to the benefits of the Unit Agreement and, in the case of the Universal Warrants, the Universal Warrant Agreement, and would be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law;

                       (I) the Units under the Unit Agreement Without Holders'
                  Obligations have been duly authorized (and the forms of any Universal Warrants included therein have been duly authorized and established in conformity with the provisions of the Universal

                  Warrant Agreement), and if such Units (including any such Universal Warrants included therein) had been delivered to and duly paid for by the purchasers thereof (and any Universal Warrants included therein had been executed by the Company and countersigned by the Warrant Agent) on the date of such opinion, such Units (including the Universal Warrants contained therein) would be entitled to the benefits of the Unit Agreement Without Holders' Obligations and in the case of the Universal Warrants, the Universal Warrant Agreement, and would be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law;

                       (J) the execution and delivery by the Company of the
                  Notes and Pre-paid Purchase Contracts (whether issued alone or as part of a Unit), the Units (including any Purchase Contract or Universal Warrant included therein), the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Universal Warrant Agreement and any applicable Written Notes Terms Agreement or Written Units Terms Agreement and the performance by the Company of its obligations under this Agreement, the Notes, the Units, the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Universal Warrant Agreement and any applicable Notes Terms Agreement or Units Terms Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any U.S. governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval, authorization or order of or qualification with any U.S. governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes, the Pre-paid Purchase Contracts, the Units (including any Purchase Contracts or Universal Warrants included therein), the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Universal Warrant Agreement and any applicable Notes Terms Agreement or Units Terms

                  Agreement; provided, however, that no opinion is expressed on whether the purchase of the Program Securities constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or
                  Section 4975 of the Internal Revenue Code of 1986, as amended;

                       (K) the statements (1) in the Prospectus, as then
                  amended or supplemented, under the captions "Description of Notes" (in the Prospectus Supplement), "Description of Debt Securities" (in the Basic Prospectus), "Description of Units" (in the Prospectus Supplement and in the Basic Prospectus), "Plan of Distribution" (in the Prospectus Supplement and in the Basic Prospectus), "Description of Purchase Contracts" (in the Basic Prospectus) and "Description of Warrants" (in the Basic Prospectus), (2) in the Registration Statement, as then amended or supplemented, under Item 15, (3) in "Item 3. Legal Proceedings" of the most recent annual report on Form 10-K incorporated by reference in the Prospectus and (4) in "Item 1. Legal Proceedings" of Part II of the quarterly reports on Form 10-Q, if any, filed since such annual report and incorporated by reference in the Prospectus, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                       (L) after due inquiry, such counsel does not know of any
                  legal or governmental proceedings pending or threatened to which the Company or any of its consolidated subsidiaries is a party or to which any of the properties of the Company or any of its consolidated subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, and are not so described or of any U.S. federal or state statutes, regulations, contracts or other documents governed by U.S. federal or state law that are required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, or to be filed or incorporated by reference as exhibits to such Registration Statement that are not described, filed or incorporated by reference as required;

                       (M) the Company is not, and after giving effect to the
                  offering and sale of the Program Securities and the application of the proceeds thereof as described in the Prospectus, will not be required to register as, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended; and

                       (N) such counsel (1) believes that each document, if
                  any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus as then amended or supplemented (except as to financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) has no reason to believe that any part of the Registration Statement (except as to financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief, and except for that part of the Registration Statement that constitutes the Forms T-1 heretofore referred to), as then amended, if applicable, when such part became effective contained, and the Registration Statement (except as to financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief, and except for the part of the Registration Statement that constitutes the Forms T-1) as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) believes that the Registration Statement and Prospectus, as then amended or supplemented, if applicable (except as to financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief), complied as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (4) has no reason to believe that the Prospectus, as then amended or supplemented, if applicable (except as to financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief), as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that in the case of an opinion delivered on the Commencement Date or pursuant to Section 5(b), the opinion and belief set forth in clauses (3) and (4) above shall be deemed not to cover information concerning an offering of particular Notes or Units to the extent such information will be set forth in a supplement to the Basic Prospectus.

                 (ii) The opinion, dated as of such date, of Davis Polk & Wardwell, your special counsel, covering the matters in subparagraphs
         (D), (E), (F), (G), (H), (I) and (K) (with respect to statements in the Prospectus, as then amended or supplemented, under the captions "Description of Notes" (in the Prospectus Supplement), "Description of Debt Securities" (in the Basic Prospectus), "Description of Units" (in the Prospectus Supplement and the Basic Prospectus), "Plan of Distribution" (in the Prospectus Supplement and in the Basic Prospectus), "Description of Purchase Contracts" (in the Basic Prospectus) and "Description of Warrants" (in the Basic Prospectus)) and clauses (2), (3) and (4) of subparagraph (N) in paragraph (b)(i) above.

         The opinions described in subparagraphs (F) and (I) need only be contained in an opinion delivered on a Settlement Date related to an offering of Units under a Unit Agreement Without Holders' Obligations to be executed on or prior to such Settlement Date.

         Notwithstanding the foregoing, the opinions described in subparagraphs
(G) (except as to due authorization of the Notes and Pre-paid Purchase Contracts), (H) (except as to due authorization of the Units, Universal Warrants and Non-pre- paid Purchase Contracts), (I) (except as to due authorization of the Units and Universal Warrants), (J), (K)(1) and (N)(3) and
(4) of paragraph (b)(i) above, when contained in an opinion delivered on the Commencement Date or pursuant to Section 5(b), shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission to Program Securities the payments of principal or interest on which, or any other payments with respect to which, will be determined by reference to one or more currency exchange rates, commodity prices, securities of entities unaffiliated with the Company, baskets of such securities, equity indices or other factors.

         With respect to subparagraph (N) of paragraph (b)(i) above, if such opinion is given by counsel who is also an officer of the Company, such counsel may state that his or her opinion and belief are based upon his or her participation, or the participation of someone under his or her supervision, in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to subparagraph (N) of paragraph (b)(i) above, Davis Polk & Wardwell and, if Sidley Austin Brown & Wood LLP is giving such opinion, Sidley Austin Brown & Wood LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

                 (iii) The opinion, dated as of such date, of Sidley Austin Brown & Wood LLP, special counsel to the Company, to the effect that the statements set forth under the caption "United States Federal Taxation" in the Prospectus Supplement and under the caption "Forms of Securities -- Limitations on Issuance of Bearer Securities and Bearer Debt Warrants" in the Basic Prospectus, insofar as such statements relate to statements of law or legal conclusions under the laws of the United States or matters of United States law, fairly present the information called for and fairly summarize the matters referred to therein.

         The opinion of Sidley Austin Brown & Wood LLP described in paragraph
(b)(iii) above and in paragraph (b)(i) above, if such opinion is given by Sidley Austin Brown & Wood LLP, shall be rendered to you at the request of the Company and shall so state therein.

         (c) On the Commencement Date and, if called for by any Notes Terms Agreement or Units Terms Agreement, on the corresponding Settlement Date, you shall have received a certificate, dated the Commencement Date or such Settlement Date, as the case may be, and signed by an executive officer of the Company to the effect set forth in subparagraph (a)(iii) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of such date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date.

         The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

         (d) On the Commencement Date and, if called for by any Notes Terms Agreement or Units Terms Agreement, on the corresponding Settlement Date, the Company's independent auditors shall have furnished to you a letter or letters, dated as of the Commencement Date or such Settlement Date, as the case may be, in form and substance satisfactory to you containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus, as then amended or supplemented; provided that each letter so furnished shall use a "cut-off date" no more than three business days prior to the date of such letter.

         (e) On the Commencement Date and on each Settlement Date, the Company shall have furnished to you such appropriate further information, certificates and documents as you may reasonably request.

         (f) On the Commencement Date, application to admit the Series D Notes to the Official List of the UK Listing Authority and to trading on the London Stock Exchange shall have been made and, prior to the issuance of the first Series D Note offered pursuant to this Agreement, such admission to listing and to trading shall have been granted, subject to official notice of issuance.

         5. Additional Agreements of the Company. (a) Each time the Registration Statement or Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for (i) in the case of Notes, a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes issued alone or as part of a Unit, (ii) in the case of Units, (x) a change in the exercise price, exercise date or period or expiration of an underlying Universal Warrant or (y) a change in the settlement date or purchase or sale price of an underlying Purchase Contract or (iii) a change you deem to be immaterial), the Company will deliver or cause to be delivered forthwith to you a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 4(c) relating to the Registration Statement or the Prospectus as amended or supplemented to the time of delivery of such certificate.

         (b) Each time the Company furnishes a certificate pursuant to Section 5(a) (other than any amendment or supplement to the Registration Statement or Prospectus caused by the filing of a Current Report on Form 8-K unless you shall reasonably request based on disclosure included or omitted from such Report), the Company will furnish or cause to be furnished forthwith to you a written opinion of counsel for the Company. Any such opinion shall be dated the date of such amendment or supplement, as the case may be, shall be in a form satisfactory to you and shall be of the same tenor as the opinions referred to in Section 4(b), but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion. In lieu of such opinion, counsel last furnishing such an opinion to you may furnish to you a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter.)

         (c) Each time the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Prospectus, the Company shall cause its independent auditors forthwith to furnish you with a letter, dated the date of such amendment or supplement, as the case may be, in form satisfactory to you, of the same tenor as the letter referred to in Section 4(d), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented to the date of such letter; provided that each letter so furnished shall use a "cut-off date" no more than three business days prior to the date of such letter.

          6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless you and each person, if any, who controls you within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to you furnished to the Company in writing by you expressly for use therein.

         (b) You agree to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to you, but only with reference to information relating to you furnished to the Company in writing by you expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by you, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there were to be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Program Securities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and you on the other hand from the offering of such Program Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and you on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other hand in connection with the offering of such

Program Securities shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Program Securities (before deducting expenses) received by the Company bear to the total discounts and commissions received by you in respect thereof. The relative fault of the Company on the one hand and of you on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Company and you agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, you shall not be required to contribute any amount in excess of the amount by which the total price at which the Program Securities referred to in paragraph (d) above that were offered and sold to the public through you exceeds the amount of any damages that you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (f) The indemnity and contribution provisions contained in this
Section 6 and the representations, warranties and other statements of the Company, its officers and you set forth in or made pursuant to this Agreement or any Notes Terms Agreement or Units Terms Agreement will remain operative and in full force and effect regardless of (i) any termination of this Agreement or any such Notes Terms Agreement or Units Terms Agreement, (ii) any investigation made by or on behalf of you or any person controlling you or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Program Securities.

         7. Offering Restrictions. You hereby represent to the Company and agree with respect to the Program Securities that:

              (a) (i) you have not (A) offered or sold and will not offer or sell during the Restricted Period (as defined below) Bearer Notes (whether offered alone or as part of a Unit) (including any Note that is exchangeable for Bearer Notes) directly or indirectly in the United States (as defined below) or to or for the account of any United States person (as defined below), other than to a Qualifying Foreign Branch (as defined below) or to certain other persons as provided under United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(1)(iii)(B) and (C); and (B) delivered and will not deliver within the United States definitive Bearer Notes that are sold during the Restricted Period;

              (ii) you have, and throughout the Restricted Period will have, in effect procedures reasonably designed to ensure that your employees or agents who are directly engaged in selling Bearer Notes (whether offered alone or as part of a Unit) are aware that such Bearer Notes may not be offered or sold during the Restricted Period to a person who is within the United States or to a United States person, except as permitted by Section 7(a)(i)(A) above;

              (iii) if you are a United States person, you are acquiring the Bearer Notes (whether offered alone or as part of a Unit) for purposes of resale in connection with their original issuance and if you retain Bearer Notes for your own account, you will only do so in accordance with the requirements of United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6);

              (iv) if you transfer to any affiliate Bearer Notes (whether offered alone or as part of a Unit) for the purpose of offering or selling such Bearer Notes during the Restricted Period, you will either (A) obtain from such affiliate for the benefit of the Company the representations and agreements contained in clauses (i), (ii) and
         (iii) above or (B) repeat and confirm the representations and agreements contained in clauses (i), (ii) and (iii) above on such affiliate's behalf and obtain from such affiliate the authority to so obligate it; and

              (v) you will obtain for the benefit of the Company the representations and agreements contained in clauses (i), (ii), (iii) and (iv) above from any person other than your affiliate with whom you enter into a written contract, within the meaning of United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(4), for the offer or sale during the Restricted Period of Bearer Notes (whether offered alone or as part of a Unit).

For purposes of this Section 7(a), an offer or sale will be considered to be made in the United States if the offeror or seller of such Notes (whether offered alone or as part of a Unit) has an address within the United States for the offeree or purchaser of such Notes with respect to the offer or sale. As used in this
Section 7(a), "United States person" means a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, or an estate the income of which is subject to United States federal income taxation regardless of its source or a trust if both (x) a court within the United States is able to exercise primary supervision over the administration of the trust and (y) one or more United States persons have the authority to control all substantial decisions of the trust, "United States" means the United States (including the States and the District of Columbia), its territories, its possessions and any other areas subject to its jurisdiction; "Qualifying Foreign Branch" means a branch of a United States financial institution, as defined in the applicable United States Treasury Regulations, located outside the United States that is purchasing for its own account or for resale and that has agreed, as a condition to purchase, to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder; and "Restricted Period" with respect to each issuance means the period which begins on the earlier of the date on which the Company receives the proceeds of the sale of Notes with respect to such issuance or the first date on which the Notes are offered to persons other than you, and which ends 40 days after the date on which the Company receives the proceeds of the sale of such Notes; provided that with respect to a Note held as part of an unsold allotment or subscription, any offer or sale of such Note by the Company or you shall be deemed to be during the Restricted Period.

         (b) (i) In relation to Program Securities which have a maturity of one year or more and which are to be admitted to the Official List of the UK Listing Authority, you have not offered or sold and will not offer or sell any Program Securities to persons in the United Kingdom prior to admission of such Program Securities to listing in accordance with Part VI of the FSMA, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the FSMA;

              (ii) in relation to Program Securities which have a maturity of one year or more and which are not to be admitted to the Official List of the UK Listing Authority, you have not offered or sold and, prior to the expiry of the period of six months from the date of issue of such Program Securities, will not offer or sell any such Program Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

              (iii) you have complied with and will comply with all applicable provisions of the FSMA with respect to anything done by you in relation to the Program Securities in, from or otherwise involving the United Kingdom;

              (iv) you have only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by you in connection with the issue or sale of Program Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and

              (v) with respect to any Program Securities which must be redeemed before the first anniversary of the date of their issue, (A) you are a person whose ordinary activities involve you in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of your business, and (B) you have not offered or sold and will not offer or sell any such Program Securities other than to persons (1) whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or (2) who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses, where the issue of the Program Securities would otherwise constitute a contravention of Section 19 of the FSMA by the Company.

         (c) You will not offer or sell any Program Securities in any jurisdiction if such offer or sale would not be in compliance with any applicable law or regulation or if any consent, approval or permission is needed for such offer or sale by you or for or on behalf of the Company unless such consent, approval or permission has been previously obtained. Without prejudice to the provisions of this Section 7 above and subject to the obligations of the Company set forth in Section 3 of this Agreement, the Company shall have no responsibility for, and you will obtain, any consent, approval or permission required by you for the subscription, offer, sale or delivery by you of Program Securities, or the distribution of any offering materials, under the laws and regulations in force in any jurisdiction to which you are subject or in or from which you make any subscription, offer, sale or delivery.

          (d) You will not offer or sell any Program Securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan including any corporation or other entity organized under the laws of Japan) or to others for the re-offering or re-sale, directly or indirectly, in Japan or to a resident of Japan except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law of Japan and other relevant laws and regulations of Japan.

          (e) You will not offer and sell any Program Securities denominated or payable in or indexed to Swiss Francs with a maturity of more than 1 year other than in compliance with Swiss law and the regulations of the Swiss National Bank in effect from time to time.

          (f) Each of the Agents and the Company represents and agrees that Program Securities will be issued outside the Republic of France, that it will not offer or sell any Program Securities in the Republic of France and will not distribute or cause to be distributed in the Republic of France the Prospectus or any other offering material relating to Program Securities, except to (i) qualified investors (investisseurs qualifies) and/or (ii) within a restricted circle of investors (cercle restreint d'investisseurs), all as defined in and in accordance with Article L.411-2 of the Code Monetaire et Financier and Decree no 98-880 dated 1st October, 1998.

          8. Position of the Agent. In acting under this Agreement and in connection with the sale of any Program Securities by the Company (other than Program Securities sold to you pursuant to a Notes Terms Agreement or Units Terms Agreement, as the case may be), you are acting solely as agent of the Company and do not assume any obligation towards or relationship of agency or trust with any purchaser of Program Securities. You shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Program Securities has been solicited by you and accepted by the Company, but you shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Program Securities to a purchaser whose offer it has accepted, the Company shall hold you harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to you the commission you would have received had such sale been consummated.

          9. Termination. This Agreement may be terminated at any time either by the Company or by you upon the giving of written notice of such termination to the other parties hereto, but without prejudice to any rights, obligations or liabilities of the other parties hereto accrued or incurred prior to such termination. The termination of this Agreement shall not require termination of any Notes Terms Agreement or Units Terms Agreement, and the termination of any such Notes Terms Agreement or Units Terms Agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of the third paragraph of Section 2(a), the last sentence of Section 3(b) and Sections 3(c), 3(g), 3(i), 3(j), 6, 7, 8, 10, 11 and 13 shall survive; provided that if at the time of termination an offer to purchase Program Securities has been accepted by the Company but the time of delivery to the purchaser or its agent of such Program Securities has not occurred, the provisions of Sections 1, 2(b), 2(c), 3(a), 3(d), 3(e), 3(f), 3(h), 4 and 5 shall also survive until such delivery has been made.

          10. Notices. All communications hereunder will be in writing and effective only on receipt, and (a) if sent to Morgan Stanley & Co. International Limited, will be mailed, delivered or telefaxed and confirmed to Morgan Stanley & Co. International Limited, 25 Cabot Square, Canary Wharf, London E14 4QA, England, to the attention of Capital Markets - Debt Syndicate (Telephone No.:
011-44-207-425-7750; Telecopy No.:  011-44-207-425-7999), (b) if sent to Bank
Morgan Stanley AG, will be mailed, delivered or telefaxed and confirmed to Bank Morgan Stanley AG, Bahnhofstrasse 92-3rd Floor, Ch-8023, Zurich, Switzerland, to the attention of Hermann Schwalm (Telephone No.: 011-41-1-220-9111;
Telecopy No.: 011-41-1-220-9800), with a copy to John Webley (Telephone No.:
011-44-207-677-4131; Telecopy No.: 011-44-207-677-4241), and (c) if sent to the
Company, will be mailed, delivered or telefaxed and confirmed to Morgan Stanley Dean Witter & Co., 1221 Avenue of the Americas, New York, New York 10020,
Attention: Treasurer (Telecopy No.: 212-762-7337) (or to such other address as the Company may designate).

          11. Successors. This Agreement and any Notes Terms Agreement or Units Terms Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 6 and the purchasers of Notes and Units (to the extent expressly provided in Section 4), and no other person will have any right or obligation hereunder.

          12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          13. Applicable Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

          14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.


                                            Very truly yours,

                                            MORGAN STANLEY DEAN WITTER &
                                               CO.

                                            By:________________________________
                                               Name:   Alexander C. Frank
                                               Title:  Treasurer


The foregoing Agreement is hereby
confirmed and accepted as of the date first above written.

MORGAN STANLEY & CO.
  INTERNATIONAL LIMITED

By:________________________________
   Name:
   Title:

BANK MORGAN STANLEY AG

By:________________________________
   Name:
   Title:


By:________________________________
   Name:
   Title:

                                                                   EXHIBIT A



                        MORGAN STANLEY DEAN WITTER & CO.

                GLOBAL MEDIUM-TERM NOTES, SERIES D AND SERIES E

                             NOTES TERMS AGREEMENT


                                                       _______________, 200_


Morgan Stanley Dean Witter & Co.
1585 Broadway
New York, New York  10036

Attention:

         Re:      Euro Distribution Agreement dated o, 2002 (the
                  "Euro Distribution Agreement")
                  ----------------------------------------------


         The undersigned agrees to purchase your Global Medium-Term Notes, Series D/E, having the following terms:

All Notes                           Fixed Rate Notes                    Floating Rate Notes
-------------------------------     -------------------------------     ---------------------------------
Principal Amount:                   Interest Rate:                      Base Rate:

Purchase Price:                     Applicability of Modified           Index Maturity:
                                    Payment upon Acceleration:

Price to Public:                    If yes, state issue price:          Spread (Plus or Minus):

Settlement Date and Time:           Amortization Schedule:              Spread Multiplier:

Place of Delivery:                  Applicability of Annual             Alternate Rate Event Spread:
                                    Interest Payments:

Specified Currency:                 Denominated Currency (if            Initial Interest Rate:
                                    any):

Original Issue Date:                Indexed Currency or                 Initial Interest Reset Date:
                                    Currencies (if any):

Interest Accrual Date:              Payment Currency (if any):          Interest Reset Dates:


                                                   A-1




All Notes                           Fixed Rate Notes                    Floating Rate Notes
-------------------------------     -------------------------------     ---------------------------------
Interest Payment Date(s):           Exchange Rate Agent (if             Interest Reset Period:
                                    any):

Interest Payment Period:            Reference Dealers:                  Maximum Interest Rate:

Maturity Date:                      Face Amount (if any):               Minimum Interest Rate:
Optional Repayment                  Fixed Amount of each                Calculation Agent:
Date(s):                            Indexed Currency (if any):

Optional Redemption                 Aggregate Fixed Amount of           Reporting Service:
Date(s):                            each Indexed Currency (if
                                    any):

Initial Redemption Date:                                                Index Currency:

Initial Redemption                                                      Designated CMT Telerate
Percentage:                                                             Page:

Annual Redemption                                                       Designated CMT Maturity
Percentage Reduction:                                                   Index:

Ranking:

Series:
Minimum Denominations:

Other Terms:

         The provisions of Sections 1, 2(b) and 2(c) and 3 through 7 and 10 through 14 of the Euro Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

         This Agreement is also subject to termination on the terms incorporated by reference herein. If this Agreement is so terminated, the provisions of Sections 3(g), 6, 10, 11 and 13 of the Euro Distribution Agreement shall survive for the purposes of this Agreement.

         The following information, opinions, certificates, letters and documents referred to in Section 4 of the Euro Distribution Agreement will be required: ______________________________.


                                            MORGAN STANLEY & CO.
                                              INTERNATIONAL LIMITED

                                            By:________________________________
                                               Name:
                                               Title:


                                            BANK MORGAN STANLEY AG

                                            By:________________________________
                                               Name:
                                               Title:

                                            By:________________________________
                                               Name:
                                               Title:

Accepted:

MORGAN STANLEY DEAN WITTER
  & CO.

By:________________________________
   Name:
   Title:

                                                                 EXHIBIT A-1


                        MORGAN STANLEY DEAN WITTER & CO.

                      GLOBAL UNITS, SERIES D AND SERIES E

                             UNITS TERMS AGREEMENT


                                                       _______________, 200_

Morgan Stanley Dean Witter & Co.
1585 Broadway
New York, New York  10036

Attention:

         Re: Euro Distribution Agreement dated o, 2002 (the "Euro Distribution Agreement")
                  ----------------------------------------------------


         The undersigned agrees to purchase your Global Units, Series D/E, [specified designation] having the following terms:


                                    Universal Warrants Issued           Purchase Contracts Issued
All Units:                          as Part of a Unit:                  as Part of a Unit:
-------------------------------     -------------------------------     ---------------------------------
Settlement Date and Time:           Price:                              Price:

Number (Face Amount):               Designation of the Series of        Designation of the Series of
                                    Warrants: [Call] [Put]              Purchase Contracts:
                                    Warrants                            [Purchase][Sale] Purchase
                                                                        Contracts
Purchase Price:                     Warrant Property:                   Aggregate Number of
                                                                        Purchase Contracts:
Specified Currency:                 Aggregate Number of                 Purchase Contract Property:
                                    Warrants:

Severability:                       Date(s) upon which                  Quantity per Purchase
                                    Warrants may be exercised:          Contract:

Other Terms:                        Currency in which exercise          [Purchase] [Sale] Price:
                                    payments shall be made:

                                    Exchange Rate (or method            Settlement Date:
                                    of calculation:


                                                  A-1-1




                                    Universal Warrants Issued           Purchase Contracts Issued
All Units:                          as Part of a Unit:                  as Part of a Unit:
-------------------------------     -------------------------------     ---------------------------------
                                    Expiration Date:                    Payment Location:

                                    Form of Settlement:                 Method of Settlement:
                                    [Call Price:]1

                                    [Formula for determining            Currency of Settlement
                                    Cash Settlement Value:]2            Payment:

                                    [Amount of Warrant                  Contract Fees, if any:
                                    Property Salable per
                                    Warrant:]3

                                    [Put Price for such specified       Corporation Acceleration:
                                    amount of Warrant Property
                                    per Warrant:]2

                                    [Method of delivery of any          Holders' Acceleration:
                                    Warrant Property to be
                                    delivered for sale upon
                                    exercise of Warrants:]3

                                    Other Terms:                        Redemption Provisions:
                                                                        Other Terms:


All Notes Issued as Part of         Fixed Rate Noets Issued as          Floating Rate Notes Issued
a Unit:                             Part of a Unit:                     as Part of a Unit:
-------------------------------     -------------------------------     ---------------------------------
Principal Amount:                   Interest Rate:                     Base Rate:

Purchase Price:                     Applicability of Modified          Index Maturity:
                                    Payment upon Acceleration:

Price to Public:                    If yes, state issue price:         Spread (Plus or Minus):

Settlement Date and Time:           Amortization Schedule:             Spread Multiplier:

Place of Delivery:                  Applicability of Annual            Alternate Rate Event Spread:
                                    Interest Payments:

Specified Currency:                 Denominated Currency (if           Initial Interest Rate:
                                    any):

-------------
     1 Applicable to Call Warrants
     2 Applicable to Put Warrants
     3 Applicable to Put Warrants only if such Put Warrants contemplate that the holder deliver Warrant Property to settle Put Warrants


                                     A-1-2





All Notes Issued as Part of         Fixed Rate Noets Issued as          Floating Rate Notes Issued
a Unit:                             Part of a Unit:                     as Part of a Unit:
-------------------------------     -------------------------------     ---------------------------------
Original Issue Date:                Indexed Currency or                Initial Interest Reset Date:
                                    Currencies (if any):

Interest Accrual Date:              Payment Currency (if any):         Interest Reset Dates:

Interest Payment Date(s):           Exchange Rate Agent (if            Interest Reset Period:
                                    any):

Interest Payment Period:            Reference Dealers:                 Maximum Interest Rate:

Maturity Date:                      Face Amount (if any):              Minimum Interest Rate:

Optional Repayment                  Fixed Amount of each               Calculation Agent:
Date(s):                            Indexed Currency (if any):

Optional Redemption                 Aggregate Fixed Amount of          Reporting Service:
Date(s):                            each Indexed Currency (if
                                    any):

Initial Redemption Date:                                               Index Currency:

Initial Redemption                                                     Designated CMT Telerate
Percentage:                                                            Page:

Annual Redemption                                                      Designated CMT Maturity
Percentage Reduction:                                                  Index:

Ranking:

Series:

Minimum Denominations:

Other Terms:

         The provisions of Sections 1, 2(b) and 2(c) and 3 through 7 and 10 through 14 of the Euro Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

         This Agreement is also subject to termination on the terms incorporated by reference herein. If this Agreement is terminated, the provisions of Sections 3(g), 6, 10, 11 and 13 of the Euro Distribution Agreement shall survive for the purposes of this Agreement.

         The following information, opinions, certificates, letters and documents referred to in Section 4 of the Euro Distribution Agreement will be required: _______________.


                                            MORGAN STANLEY & CO.
                                               INTERNATIONAL LIMITED

                                            By:______________________________
                                               Name:
                                               Title:

                                     A-1-3

                                            BANK MORGAN STANLEY AG

                                            By:______________________________
                                               Name:
                                               Title:

                                            By:______________________________
                                               Name:
                                               Title:

Accepted:

MORGAN STANLEY DEAN WITTER
  & CO.

By:______________________________
   Name:
   Title:


                                     A-1-4

                                                                   EXHIBIT B



                        MORGAN STANLEY DEAN WITTER & CO.

                GLOBAL MEDIUM-TERM NOTES, SERIES D AND SERIES E

                      GLOBAL UNITS, SERIES D AND SERIES E

                           ADMINISTRATIVE PROCEDURES

                       ---------------------------------

         Explained below are the administrative procedures and specific terms of the offering of (i) Global Medium-Term Notes, Series D (the "Series D Notes"), (ii) Global Medium-Term Notes, Series E (the "Series E Notes" and together with the Series D Notes, the "Notes"), (iii) Global Units, Series D (the "Series D Units") and (iv) Global Units, Series E (the "Series E Units" and together with the Series D Units, the "Units", and the Units together with the Notes, the "Program Securities"), on a continuous basis by Morgan Stanley Dean Witter & Co. (the "Company") pursuant to the Euro Distribution Agreement dated o, 2002 (as may be amended from time to time, the "Distribution Agreement") among the Company, Morgan Stanley & Co. International Limited and Bank Morgan Stanley AG (collectively or individually the "Agent" as the context requires). The Notes may be issued, either alone or as part of a Unit, in registered form without coupons ("Registered Notes"), in bearer form with or without coupons ("Bearer Notes") or in any combination of Registered Notes and Bearer Notes. The Units may be issued in registered form ("Registered Units"), in bearer form ("Bearer Units") or in any combination of Registered Units and Bearer Units. The securities comprised by a Unit will be issued in the same form as such Unit. Bearer Notes and Bearer Units initially will be represented by, in the case of Bearer Notes, a Temporary Global Note and, in the case of Bearer Units, a Temporary Global Unit. Such Temporary Global Note and Temporary Global Unit will subsequently be represented by, in the case of the Temporary Global Note, a Permanent Global Note and, in the case of the Temporary Global Unit, a Permanent Global Unit. Interests in a Permanent Global Note may be exchanged, in whole, for individual definitive Bearer Notes with or without coupons attached. Definitive Bearer Notes may be exchanged, if the applicable Pricing Supplement so specifies, in whole or in part, for Registered Notes. Interests in a Permanent Global Unit may be exchanged, in whole, for individual definitive Bearer Units. Definitive Bearer Units may be exchanged, if the applicable Pricing Supplement so specifies, in whole or in part, for Registered Units.

         The Notes may be issued as senior indebtedness (the "Senior Notes") or subordinated indebtedness (the "Subordinated Notes") of the Company, and as used herein the term "Notes" includes the Senior Notes and the Subordinated Notes. The Senior Notes will be issued, either alone or as part of a Unit, pursuant to the provisions of an amended and restated senior indenture dated May 1, 1999 (as may be supplemented or amended from time to time, the "Senior Debt Indenture"), between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Senior Debt Trustee"). The Subordinated Notes will be issued pursuant to the provisions of an amended and restated subordinated indenture, dated as of May 1, 1999 (as may be supplemented or amended from time to time, the "Subordinated Debt Indenture"), between the Company and Bank One Trust Company, N.A. (as successor to The First National Bank of Chicago), as trustee. The Senior Debt Indenture and the Subordinated Debt Indenture are sometimes hereinafter referred to individually as an "Indenture" and collectively as the "Indentures." Purchase Contracts that require holders to satisfy their obligations thereunder when such Purchase Contracts are issued ("Pre-paid Purchase Contracts") will be issued under an Indenture.

         Unless otherwise specified in the applicable Pricing Supplement, the Units will be issued (1) pursuant to the Unit Agreement dated as of May 6, 1999, among the Company, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Unit Agent, as Collateral Agent, as Trustee and Paying Agent under the Indenture referred to therein, and as Warrant Agent under the Warrant Agreement referred to therein, and the holders from time to time of the Units described therein (as may be amended from time to time, the "Unit Agreement") or (ii) if Units do not include Purchase Contracts (other than Pre-paid Purchase Contracts), pursuant to a unit agreement among the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Unit Agent, as Trustee and Paying Agent under the Indenture referred to therein, and as Warrant Agent under the Warrant Agreement referred to therein, in the form of such agreement filed as an exhibit to the Registration Statement (each such agreement, a "Unit Agreement Without Holders' Obligations"). Units may include one or more (i) Series D & E Senior Notes, (ii) warrants ("Universal Warrants") entitling the holders thereof to purchase or sell (a) securities of an entity unaffiliated with the Company, a basket of such securities, an index or indices of such securities or any combination of the above, (b) currencies or (c) commodities, (iii) purchase contracts ("Purchase Contracts"), including Pre-paid Purchase Contracts, requiring the holders thereof to purchase or sell
(a) securities of an entity unaffiliated with the Company, a basket of such securities, an index or indices of such securities or any combination of the above, (b) currencies or (c) commodities or (iv) any combination thereof. The applicable Pricing Supplement will specify whether or not any Notes, Universal Warrants and Purchase Contracts comprised by a Unit may or may not be separated from the Unit. Universal Warrants issued as part of a Unit will be issued pursuant to the Universal Warrant Agreement dated as of May 6, 1999, between the Company and JPMorgan Chase Bank

(formerly known as The Chase Manhattan Bank), as Warrant Agent (as may be amended from time to time, the "Universal Warrant Agreement"). Purchase Contracts, other than Pre-paid Purchase Contracts, entered into by the Company and the holders thereof will be governed by the Unit Agreement.

         In the Distribution Agreement, the Agent has agreed to use reasonable efforts to solicit purchases of the Notes and the Units, and the administrative procedures explained below will govern the issuance and settlement of any Notes or Units sold through the Agent, as agent of the Company. The Agent, as principal, may also purchase Notes or Units for its own account, and the Company and the Agent will enter into a terms agreement (in the case of Notes, a "Notes Terms Agreement" and, in the case of Units, a "Units Terms Agreement"), as contemplated by the Distribution Agreement. The administrative procedures explained below will govern the issuance and settlement of any Notes or Units purchased by the Agent, as principal, unless otherwise specified in the applicable Notes Terms Agreement or Units Terms Agreement.

         JPMorgan Chase Bank ("JPMorgan Chase") has initially been appointed the (i) Calculation Agent, Authenticating Agent and Principal Paying Agent for the Notes (and any Pre-Paid Purchase Contracts), (ii) the Unit Agent for the Units and Purchase Contracts (other than Pre-Paid Purchase Contracts), (iii) the Warrant Agent for the Universal Warrants and (iv) the Registrar for the Registered Notes, and will perform the duties specified herein. As used herein, the term "Principal Paying Agent" shall mean JPMorgan Chase acting through its London office in connection with the authentication and delivery of the Notes, whether issued alone or as part of a Unit, (and any Pre-Paid Purchase Contracts) pursuant to the terms of the Indentures, and the term "Unit Agent" shall mean JPMorgan Chase acting through its London office in connection with the completion and delivery of the Units (including, as applicable, countersigning and delivering any Universal Warrants, as Warrant Agent, and countersigning, executing and delivering any Purchase Contracts (other than Pre-Paid Purchase Contracts), as Unit Agent, includable in such Unit), pursuant to the terms of the Unit Agreements. "Warrant Agent" shall mean JPMorgan Chase acting through its London office. The Series D Notes are intended to be, and the Series D Units, in certain circumstances described in the Prospectus Supplement (as such term is defined in the Distribution Agreement), may be, admitted to the Official List of the Financial Services Authority (the "UK Listing Authority") in its capacity as competent authority for the purposes of
Part VI of the Financial Services and Markets Act 2000 (the "FSMA"), and to trading on The London Stock Exchange plc (the "London Stock Exchange"). Series E Notes and the Series E Units will not be listed on any stock exchange. The Company has appointed Morgan Stanley & Co. International Limited as the listing agent for purposes of admitting the Series D Notes and the Series D Units, if it is determined that Series D Units are to be so admitted, to the Official List of the UK Listing Authority and to trading on the London Stock Exchange.

         Each Bearer Note and each Bearer Unit (including each security comprised by such Bearer Unit) initially will be represented by, in the case of a Bearer Note, a Temporary Global Note and, in the case of a Bearer Unit, a Temporary Global Unit, each of which will be delivered to a common depositary located outside the United States (the "Depositary") for Euroclear Bank S.A./N.V., as operator of the Euroclear System (the "Euroclear Operator"), Clearstream Banking, societe anonyme ("Clearstream"), and/or any other relevant clearing system (including Euroclear France). Such Temporary Global Note and Temporary Global Unit will subsequently be represented by, in the case of the Temporary Global Note, a Permanent Global Note and, in the case of the Temporary Global Unit, a Permanent Global Unit. Upon the first request by any beneficial owner to exchange any interest in a Permanent Global Note to a definitive Bearer Note, or if any Note represented by such Permanent Global
Note is accelerated following an event of default with respect to such Note or if either the Euroclear Operator, Clearstream or any other relevant clearing system is closed for business for a continuous period of fourteen days (other than by reason of public holidays) or announces an intention to cease business permanently or in fact does so, then all (and not less than all) interests in such Permanent Global Note shall be exchanged for definitive Bearer Notes; provided that, if the applicable Pricing Supplement so specifies, nothing herein shall prevent the further exchange of definitive Bearer Notes for Registered Notes. Upon the first request by any beneficial owner to exchange any interest in a Permanent Global Unit to a definitive Bearer Unit, or if any Note comprised by such Permanent Global Note is accelerated following an event of default with respect to such Note or if either the Euroclear Operator, Clearstream or any other relevant clearing system is closed for business for a continuous period of fourteen days (other than by reason of public holidays) or announces an intention to cease business permanently or in fact does so, then all (and not less than all) interests in such Permanent Global Unit shall be exchanged for definitive Bearer Units; provided that, if the applicable Pricing Supplement so specifies, nothing herein shall prevent the further exchange of definitive Bearer Units for Registered Units.

         Unless otherwise defined herein, terms defined in the Indentures, the Unit Agreement, the Unit Agreement Without Holders' Obligations, the Universal Warrant Agreement, the Notes, the Units, the Universal Warrants, the Purchase Contracts or any Prospectus Supplement relating to the Notes and Units shall be used herein as therein defined.

         The Company will advise the Agent in writing of the employees of the Company with whom the Agent is to communicate regarding offers to purchase Notes and Units and the related settlement details.

                         ADMINISTRATIVE PROCEDURES FOR
                        BEARER NOTES, REGISTERED NOTES,
                       BEARER UNITS AND REGISTERED UNITS

Issuance:                           Bearer Notes.  Each Bearer Note, whether
                                    issued alone or as part of a Unit, will be dated as of its Original Issue Date. Each
                                    Bearer Note will  bear an Original Issue
                                    Date, which will be (i) with respect to a Temporary Global Note (or any portion thereof), the date of its original issue as specified in such Temporary Global Note or
                                    (ii) with respect to any Permanent Global
                                    Note or any definitive Bearer Note (or any portion thereof) issued subsequently upon transfer or exchange of a Bearer Note or in lieu of a destroyed, lost or stolen Bearer
                                    Note (a "Replacement Bearer Note"), the
                                    Original Issue Date of the predecessor
                                    Bearer Note, regardless of the date of
                                    authentication of such subsequently issued
                                    Bearer Note.

                                    Registered Notes. Each Registered Note,
                                    whether issued alone or as part of a Unit, will be dated as of the date of its authentication by JPMorgan Chase. Each Registered Note will also bear an Original Issue Date, which will be (i) with respect to an original Registered Note (an "Original Registered Note") (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Registered Note (or portion thereof) issued subsequently upon transfer or exchange of a Registered Note or in lieu of a destroyed, lost or stolen Registered Note or upon exchange of a Bearer Note (a "Replacement Registered Note"), the original issuance date of the predecessor Registered Note or Bearer Note, as the case may be, regardless of the date of authentication of such subsequently issued Registered Note.

                                    Bearer Units. Each Bearer Unit (whether in temporary, permanent or definitive form) will be deemed to be dated as of the Original Issue Date of the Bearer Note comprised by such Unit or, if there is no such underlying Bearer Note, the date of the other securities comprised thereby in accordance with the procedures described above.

                                    Registered Units. Each Registered Unit will be deemed to be dated as of the Original Issue Date of the Registered Note comprised by such Unit or, if there is no such underlying Registered Note, as of the date of the other securities comprised thereby in accordance with the procedures described above.

Denominations:                      Bearer Notes.  Unless otherwise specified
                                    in the applicable Pricing Supplement,
                                    Bearer Notes, whether issued alone or as part of a Unit, will be issued only in denominations of $1,000 (or, in the case of Bearer Notes not denominated in U.S.
                                    dollars, the equivalent thereof in the
                                    Specified Currency, rounded to the nearest
                                    1,000 units of the Specified Currency) or any amount in excess thereof which is an integral multiple of $1,000 (or, in the case of Bearer Notes not denominated in U.S. dollars, 1,000 units of the Specified
                                    Currency).

                                    Registered Notes. Unless otherwise
                                    specified in the applicable Pricing
                                    Supplement, Registered Notes will be
                                    issued, either alone or as part of a Unit, only in denominations of $1,000 (or, in the case of Registered Notes not denominated in U.S. dollars, the equivalent thereof in the Specified Currency, rounded to the nearest 1,000 units of the Specified Currency) or any amount in excess thereof which is an integral multiple of $1,000 (or, in the case of Registered Notes not denominated in U.S.

                                    dollars, 1,000 units of the Specified
                                    Currency).

                                    Bearer Units. Unless otherwise specified in the applicable Pricing Supplement, Bearer Units will be issued only in denominations of a single Unit and any integral multiple thereof, with face amounts in denominations as indicated in the applicable Pricing Supplement, generally corresponding to the denominations of any Notes or other securities comprised by such Units.

                                    Registered Units. Unless otherwise
                                    specified in the applicable Pricing
                                    Supplement, Registered Units will be issued only in denominations of a single Unit and any integral multiple thereof, with face amounts in denominations as indicated in the applicable Pricing Supplement, generally corresponding to the denominations of any Notes or other securities comprised by such Units.

Global Notes and
Definitive Bearer
and Registered Notes:               Until Final Certification (as defined below)
                                    with respect to an issuance of Bearer Notes has occurred, such Notes, together with all other Bearer Notes that have the same terms
                                    (other than their respective principal
                                    amounts) (all such Notes herein referred to collectively as a "Note Tranche"), will be represented by a single Temporary Global
                                    Note in bearer form without interest
                                    coupons. The Company shall execute, and upon Company instructions the Principal
                                    Paying Agent shall complete and
                                    authenticate, such Temporary Global Note upon the same conditions and in substantially the same manner, and with the same effect, as an individual definitive
                                    Bearer Note. On or prior to the settlement date (which will normally be the Original
                                    Issue Date) with respect to such Notes, the

                                    Principal Paying Agent shall deposit the Temporary Global Note with the Depositary in the manner specified below under "Settlement Procedures; Bearer Notes and Bearer Units". The interest of each beneficial owner of Notes represented by such Temporary Global Note will be credited to the appropriate account with the Euroclear Operator, Clearstream or any other relevant clearing system.

                                    On or after the date (the "Exchange Date") that is the 40th day following the date on which the Company receives the proceeds of the sale of a Temporary Global Note (the "Closing Date"), or if such Note is held by the Agent as part of an unsold allotment or subscription more than 40 days after the Closing Date for such Note, on or after the day after the date such Note is sold by the Agent, all as notified by the Agent in writing to JPMorgan Chase, the interest of the beneficial owners of the Notes represented by the Temporary Global Note shall be canceled and such interests shall thereafter be represented by a Permanent Global Note in bearer form without interest coupons held in London by the Depositary; provided that Final Certification (as described below) has occurred. The interest of each beneficial owner of Notes represented by such Permanent Global Note will be credited to the appropriate account with the Euroclear Operator, Clearstream or any other relevant clearing system.

                                    If the beneficial owner of an interest in a Permanent Global Note requests, at any time, upon 30 days' written notice to the Principal Paying Agent given by such beneficial owner through either the Euroclear Operator, Clearstream or any other relevant clearing system, as the case may be, or if any Note represented by such Permanent Global Note is accelerated following an event of default with respect to such Note or if either the Euroclear Operator, Clearstream or any other relevant clearing system is closed for business for a continuous period of fourteen days (other than by reason of public holidays) or announces an intention to cease business permanently or in fact does so, such Permanent Global Note shall be exchanged for one or more definitive Bearer Notes with coupons attached, if appropriate, or, if the applicable Pricing Supplement so specifies, one or more Registered Notes in authorized denominations equal in aggregate principal amount to such beneficial interest; provided that any such exchange of an interest in a Permanent Global Note for a definitive Bearer Note shall result in the exchange of all (and not less than all) interests in such Permanent Global Note for definitive Bearer Notes; provided further, that, if the applicable Pricing Supplement so specifies, nothing herein shall prevent the further exchange of definitive Bearer Notes for Registered Notes. To effect such exchange, the interest of such beneficial owner in such Permanent Global Note shall be canceled and one or more definitive Bearer Notes or Registered Notes, as the case may be, shall be issued to such beneficial owner, through the Euroclear Operator, Clearstream or any other relevant clearing system, as the case may be.

                                    In all events, Bearer Notes and coupons
                                    will be delivered by the Principal Paying
                                    Agent only outside the United States.

Global Units and
Definitive Bearer
and Registered Units:               Until Final Certification (as defined
                                    below) has occurred with respect to an
                                    issuance of Bearer Notes included in an
                                    issuance of Bearer Units, such Units,
                                    together with all other Bearer Units that include securities that have the same terms (other than their respective number and face amounts) (all such Units herein referred to collectively as a "Unit Tranche"), will be represented by a single Temporary Global Unit in bearer form (which form shall include the corresponding temporary global forms of each security comprised by such Unit). The
                                    Company shall execute, and upon Company
                                    instructions, JPMorgan Chase, as Unit
                                    Agent, shall complete, such Temporary
                                    Global Unit (including, as applicable,
                                    authenticating any Temporary Global Note or Pre-paid Purchase Contracts, as Principal
                                    Paying Agent, countersigning and delivering any Universal Warrants, as Warrant Agent, and countersigning, executing and delivering any Purchase Contracts (other than Pre-paid Purchase Contracts), as Unit
                                    Agent, includable in such Unit) upon the same conditions and in substantially the same manner, and with the same effect, as an individual definitive Bearer Unit. On or prior to the settlement date (which will normally be the Original Issue Date of the Note comprised by a Unit or, if there is no such underlying Note, the date of the other securities comprised thereby) with respect to such Units, the Unit Agent shall deposit the Temporary Global Unit (with the corresponding temporary global forms of each security comprised by such Unit) with the Depositary in the manner specified below under "Settlement Procedures; Bearer
                                    Notes and Bearer Units." The interest of each beneficial owner of Units represented by such Temporary Global Unit will be credited to the appropriate account with the Euroclear Operator, Clearstream or any other relevant clearing system.

                                    On or after the Exchange Date of any
                                    Temporary Global Note comprised by a
                                    Temporary Global Unit, the interest of the beneficial owners of the Units represented by the Temporary Global Unit shall be canceled and such interests shall thereafter be represented by a Permanent Global Unit in bearer form (with the corresponding permanent global forms of each security comprised by such Unit) held in London by the Depositary; provided that Final Certification (as described below) of any Notes comprised by such Unit has occurred. The interest of each beneficial owner of Units represented by such Permanent Global Unit will be credited to the appropriate account with the Euroclear Operator, Clearstream or any other relevant clearing system.

                                    If the beneficial owner of an interest in a Permanent Global Unit requests, at any time, upon 30 days' written notice to the Unit Agent given by such beneficial owner through either the Euroclear Operator, Clearstream or any other relevant clearing system, as the case may be, or if any Note comprised by such Permanent Global Note is accelerated following an event of default with respect to such Note or if either the Euroclear Operator, Clearstream or any other relevant clearing system is closed for business for a continuous period of fourteen days (other than by reason of public holidays) or announces an intention to cease business permanently or in fact does so, such Permanent Global Unit shall be exchanged for one or more definitive Bearer Units or, if the applicable Pricing Supplement so specifies, one or more Registered Units in authorized denominations equal in aggregate number and aggregate face amount to such beneficial interest; provided that any such exchange in any interest in a Permanent Global Unit for a definitive Bearer Unit shall result in the exchange of all (and not less than all) interests in such Permanent Global Unit for definitive Bearer Units; provided further, that, if the applicable Pricing

                                    Supplement so specifies, nothing herein
                                    shall prevent the further exchange of
                                    definitive Bearer Units for Registered
                                    Units. To effect such exchange, the
                                    interest of such beneficial owner in such Permanent Global Unit shall be canceled and one or more definitive Bearer Units or Registered Units, as the case may be, shall be issued to such beneficial owner, through the Euroclear Operator, Clearstream or any other relevant clearing system, as the case may be.

                                    In all events, Bearer Units will be
                                    delivered by the Unit Agent only outside the United States.

Notes or Units Purchased
by U.S. Persons:                    All Notes (whether issued alone or as part
                                    of a Unit) purchased in connection with
                                    their original issuance by or on behalf of a United States person (as defined in the Distribution Agreement) (other than a branch of a United States financial institution (as defined in the applicable
                                    United States Treasury Regulation) located outside the United States purchasing for its own account or for resale (a
                                    "Qualifying Foreign Branch") or other
                                    permitted U.S. purchasers as provided in the Prospectus Supplement that satisfies the conditions for receiving Bearer Notes as described under "Final Certification" below) will be issued only as Registered
                                    Notes and any Units comprising such Notes will be issued only as Registered Units.

Final Certification:                Final Certification with respect to a
                                    Temporary Global Note (whether issued alone or as part of a Unit) shall mean the delivery by the Euroclear Operator,
                                    Clearstream or any other relevant clearing system, as the case may be, to the Principal Paying Agent of a signed certificate (each a "Clearance System
                                    Certificate") in the form set forth in
                                    Appendix 1 hereto with respect to the Notes being exchanged, dated no earlier than the Exchange Date for such Notes, to the effect that the Euroclear
                                    Operator, Clearstream or any other relevant clearing system, as the case may be, has received certificates in writing, by tested telex or by electronic transmission from the account holders appearing on its records as entitled to such Notes
                                    ("Ownership Certificates") in the form set forth in Appendix 2 hereto with respect to each of such Notes, which Ownership
                                    Certificates shall be dated no earlier than ten days before the Exchange Date.

Preparation of
Pricing Supplement:                 If any offer to purchase a Program Security
                                    is accepted by or on behalf of the Company, the Company will prepare a pricing supplement (a "Pricing Supplement") reflecting the terms of such Program
                                    Security, will arrange to file an
                                    electronic format document, in the manner prescribed by the EDGAR Filer Manual, of such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Securities Act and will, as soon as possible and in any event not later than the date on which such Pricing Supplement is filed with the Commission, deliver the number of copies of such Pricing Supplement to the Agent as the Agent shall request. The Agent will cause such Pricing Supplement to be delivered to the purchaser of the Program Security.

                                    In each instance that a Pricing Supplement is prepared, the Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:                         The receipt by the Company of immediately
                                    available funds in exchange for (i) the
                                    delivery of an authenticated Temporary
                                    Global Note or a Temporary Global Unit
                                    (including each security comprised by such Unit) to the Depositary in the manner described in "Settlement Procedures; Bearer
                                    Notes and Bearer Units" below or (ii) the delivery of an authenticated Registered
                                    Note or a Registered Unit (including each security comprised by such Unit) to the Agent shall constitute "settlement" with respect to such Note or Unit. All offers accepted by the Company will be settled on the fifth Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another day, which shall be no earlier than the next Business Day.

Settlement Procedures;
Bearer Notes and Bearer Units:      Procedures with regard to each Bearer Note
                                    or Bearer Unit sold by the Company to or through the Agent (unless otherwise specified pursuant to a Notes Terms
                                    Agreement or a Units Terms Agreement)
                                    shall be as follows:

                                    A.       In the case of a Bearer
                                             Note (whether issued alone or as
                                             part of a Unit), the Agent will
                                             advise the Company by telephone
                                             that such Note is initially a
                                             Bearer Note and of the following
                                             settlement information:

                                             1.       Principal amount.

                                             2.       Maturity Date.

                                             3.       Interest Payment Date(s).

                                             4.       In the case of a Fixed
                                                      Rate Bearer Note, the
                                                      Interest Rate and whether
                                                      such Note is an

                                                      Amortizing Note, and, if
                                                      so, the amortization
                                                      schedule, or, in the case
                                                      of a Floating Rate Bearer
                                                      Note, the Initial
                                                      Interest Rate (if known
                                                      at such time), Interest
                                                      Payment Period,
                                                      Calculation Agent, Base
                                                      Rate, Index Maturity,
                                                      Index Currency, Interest
                                                      Reset Period, Initial
                                                      Interest Reset Date,
                                                      Interest Reset Dates,
                                                      Spread or Spread
                                                      Multiplier (if any),
                                                      Minimum Interest Rate (if
                                                      any), Maximum Interest
                                                      Rate (if any) and the
                                                      Alternate Rate Event
                                                      Spread (if any).

                                             5.       Redemption or repayment
                                                      provisions, if any.

                                             6.       Ranking.

                                             7.       Settlement date and time
                                                      (Original Issue Date).

                                             8.       Interest Accrual Date.

                                             9.       Price.

                                             10.      Agent's commission, if
                                                      any, determined as
                                                      provided in the
                                                      Distribution Agreement.

                                             11.      Specified Currency.

                                             12.      Whether the Note
                                                      is an Original Issue
                                                      Discount Note (an "OID
                                                      Note"), and if it is an
                                                      OID Note, the
                                                      applicability of Modified
                                                      Payment upon Acceleration
                                                      (and, if so, the Issue
                                                      Price).

                                             13.      Agent's account number at
                                                      the Euroclear Operator,
                                                      Clearstream or any other
                                                      relevant clearing system.

                                             14.      Whether such Note is a
                                                      Series D Note or a Series
                                                      E Note.

                                             15.      Any other applicable
                                                      provisions.

                                    B.       In the case of a Bearer Unit, the
                                             Agent will advise the Company by
                                             telephone that such Unit is
                                             initially a Bearer Unit, of the
                                             information set forth in
                                             Settlement Procedures; Bearer
                                             Notes and Bearer Units "A" above
                                             with respect to Bearer Notes that
                                             constitute a part of such Bearer
                                             Unit and of the following
                                             information:

                                             1.       Settlement date and time.

                                             2.       Face Amount.

                                             3.       Agent's commission, if
                                                      any, determined as
                                                      provided in the
                                                      Distribution Agreement.

                                             4.       Designation of the
                                                      Securities comprised by
                                                      such Units:

                                                      a.     Notes (See
                                                             "Settlement
                                                             Procedures; Bearer
                                                             Notes and Bearer
                                                             Units" "A");

                                                      b.     Universal Warrants,
                                                             if any; and

                                                      c.     Purchase Contracts,
                                                             if any.

                                             5.       Whether, and the terms
                                                      under which, the
                                                      Securities comprised by
                                                      such Unit will be
                                                      separately tradeable.

                                             6.       Any other provisions
                                                      applicable to the Unit
                                                      (other than those
                                                      provisions applicable to
                                                      the securities comprised
                                                      by such Unit).

                                             7.       If the Bearer Unit
                                                      comprises Bearer
                                                      Universal Warrants:

                                                      a.     Designation of
                                                             the Series of
                                                             Universal Warrants:
                                                             [Call] [Put]
                                                             Universal Warrants;

                                                      b.     Warrant Property;

                                                      c.     Aggregate Number of
                                                             Universal Warrants;

                                                      d.     Price to Public;

                                                      e.     Universal Warrant
                                                             Exercise Price;

                                                      f.     Dates upon which
                                                             Universal Warrants
                                                             may be exercised;

                                                      g.     Expiration Date;

                                                      h.     Form;

                                                      i.     Currency in which
                                                             exercise payments
                                                             shall be made;

                                                      j.     Minimum number of
                                                             Universal Warrants
                                                             exercisable by any
                                                             holder on any day;

                                                      k.     Maximum number of
                                                             Universal Warrants
                                                             exercisable on any
                                                             day:  [In the
                                                             aggregate] [By any
                                                             beneficial owner];

                                                      l.     Formula for
                                                             determining Cash
                                                             Settlement Value;

                                                      m.     Exchange Rate (or
                                                             method of
                                                             calculation);

                                                      n.     Whether the
                                                             Company or the
                                                             holder is the
                                                             writer of the
                                                             Universal Warrant;
                                                              and

                                                      o.     Any other
                                                             applicable
                                                             provisions.

                                             8.       If the Bearer Unit
                                                      comprises Bearer Purchase
                                                      Contracts:

                                                      a.    Purchase Contract
                                                            Property;

                                                      b.    Price to Public;

                                                      c.    Settlement Date;

                                                      d.    Payment Location;

                                                      e.    Method of
                                                            Settlement;

                                                      f.    Method of Computing
                                                            Settlement Amount;

                                                      g.    Currency of
                                                            Settlement Payment;

                                                      h.    Authorized Number
                                                            of Purchase
                                                            Contracts;

                                                      i.    [Purchase] [Sale]
                                                            Price of Purchase
                                                            Contract Property;

                                                      j.    Contract Fees;

                                                      k.    Corporation
                                                            Acceleration;

                                                      h.    Holders'
                                                            Acceleration;

                                                      i.    Redemption
                                                            Provisions; and

                                                      j.    Any other
                                                            applicable
                                                            provisions.

                                    C.       The Company will advise JPMorgan
                                             Chase as the Principal Paying
                                             Agent for the Notes or as the Unit
                                             Agent for the Units by telephone
                                             or electronic transmission
                                             (confirmed in writing at any time
                                             on the same date) of the
                                             information set forth in
                                             "Settlement Procedures; Bearer
                                             Notes and Bearer Units" "A" or
                                             "B", above, as applicable, and
                                             shall give the Principal Paying
                                             Agent or the Unit Agent, as the
                                             case may be, written instructions
                                             (substantially in the form set out
                                             in Appendix 3 and Appendix 4, as
                                             applicable) to prepare a Temporary
                                             Global Note for each Note Tranche
                                             or a Temporary Global Unit (with
                                             the corresponding temporary global
                                             forms of each security comprised
                                             by such Unit) for each Unit
                                             Tranche, as the case may be, which
                                             the Company has agreed to sell.
                                             The Company will send a copy
                                             of such instructions to the Agent
                                             and the relevant Trustee.

                                             The Principal Paying Agent or the
                                             Unit Agent shall telephone each of
                                             the Euroclear Operator,
                                             Clearstream or any other relevant
                                             clearing system with a request for
                                             a security code for each Note
                                             Tranche or Unit Tranche (and, if
                                             applicable, a security code for
                                             each security comprised by the
                                             Units of such Unit Tranche) agreed
                                             to be issued and shall notify the
                                             Company and the Agent of such
                                             security code or codes as soon as
                                             practicable.

                                    D.       In accordance with instructions
                                             received from the Company, (i) the
                                             Principal Paying Agent shall
                                             authenticate and deliver a
                                             Temporary Global Note or Pre-paid
                                             Purchase Contract for each Note
                                             Tranche or Unit Tranche, as
                                             applicable, which the Company has
                                             agreed to sell and (ii) the Unit
                                             Agent shall prepare a Temporary
                                             Global Unit for each Unit Tranche
                                             which the Company has agreed to
                                             sell (including, as applicable, by
                                             countersigning and delivering any
                                             Universal Warrants includable in
                                             such Unit, by countersigning,
                                             executing and delivering any
                                             Purchase Contracts (other than
                                             Pre-Paid Purchase Contracts)
                                             includable in such Unit and by
                                             obtaining from the Principal
                                             Paying Agent any Notes or Pre-paid
                                             Purchase Contracts to be included
                                             in such Units, authenticated in
                                             accordance with clause (i) above).
                                             The settlement of each of the Note
                                             Tranche and the Unit Tranche is to
                                             occur on the relevant settlement
                                             date. All such Temporary Global
                                             Notes
                                             and all such Temporary Global
                                             Units (including all of the
                                             securities included in such Units)
                                             will then be delivered to the
                                             Depositary. The Principal Paying
                                             Agent or the Unit Agent, as the
                                             case may be, will also give
                                             instructions to the Euroclear
                                             Operator, Clearstream or any other
                                             relevant clearing system to credit
                                             the Notes or Units represented by
                                             such Temporary Global Note or
                                             Temporary Global Unit delivered to
                                             such Depositary to, in the case of
                                             the Notes, the Principal Paying
                                             Agent's distribution account and,
                                             in the case of the Units, the Unit
                                             Agent's distribution account, at
                                             the Euroclear Operator,
                                             Clearstream or any other relevant
                                             clearing system. At settlement of
                                             any Note Tranche, the Principal
                                             Paying Agent will instruct the
                                             Euroclear Operator, Clearstream or
                                             any other relevant clearing system
                                             to debit, on the settlement date,
                                             from the distribution account of
                                             the Principal Paying Agent the
                                             principal amount of Notes of each
                                             Note Tranche, with respect to
                                             which the Agent has solicited an
                                             offer to purchase and to credit,
                                             on the settlement date, such
                                             principal amount to the account of
                                             the Agent with the Euroclear
                                             Operator, Clearstream or any other
                                             relevant clearing system against
                                             payment of the purchase payment
                                             price of such Notes. At settlement
                                             of any Unit Tranche, the Unit
                                             Agent will instruct the Euroclear
                                             Operator, Clearstream or any other
                                             relevant clearing system to debit,
                                             on the settlement date, from the
                                             distribution account of the Unit
                                             Agent the number and face amount
                                             of Units of each Unit Tranche,
                                             with respect to which the Agent
                                             has
                                             solicited an offer to purchase and
                                             to credit, on the settlement date,
                                             such number and face amount to the
                                             account of the Agent with the
                                             Euroclear Operator, Clearstream or
                                             any other relevant clearing system
                                             against payment of the purchase
                                             payment price of such Units. In
                                             the case of the Notes and the
                                             Units, the Agent shall give
                                             corresponding instructions to the
                                             Euroclear Operator, Clearstream or
                                             any other relevant clearing
                                             system.

                                    E.       The Euroclear Operator, Clearstream
                                             and any other relevant clearing
                                             system shall debit and credit
                                             accounts in accordance with
                                             instructions received from the
                                             Principal Paying Agent and the
                                             Agent, in the case of Notes and the
                                             Unit Agent and the Agent, in the
                                             case of Units.

                                             Each of the Principal
                                             Paying Agent and the Unit
                                             Agent shall pay the
                                             Company the aggregate net
                                             proceeds received by it in
                                             immediately available
                                             funds via a transfer of
                                             funds to the U.S. dollar
                                             account of the Company
                                             with a bank in New York
                                             City (or, with respect to
                                             Notes and Units payable in
                                             a Specified Currency other
                                             than U.S. dollars, to an
                                             account maintained at a
                                             bank selected by the
                                             Company, which bank shall
                                             be located outside the
                                             United Kingdom in the case
                                             of Notes and Units payable
                                             in a Specified Currency
                                             other than pounds sterling
                                             that mature not later than
                                             five years from and
                                             including the date of
                                             issue thereof) designated
                                             by the Company in writing.

Settlement Procedures

Timetable; Bearer Notes
and Bearer Units:                       For sales by the Company of Bearer
                                        Notes or of Bearer Units to or through
                                        the Agent, "Settlement Procedures;
                                        Bearer Notes and Bearer Units" "A"
                                        through "E" above shall be completed on
                                        or before the respective times set
                                        forth below:

                                        Settlement
                                        Procedure;
                                        Bearer Notes
                                        and Bearer Units            Time
                                        ----------------            ----

                                           A               12:00 P.M. (NYC time)
                                                           three days before
                                                           settlement date

                                           B               12:00 P.M. (NYC time)
                                                           three days before
                                                           settlement date

                                           C               9:00 A.M. (London
                                                           time) two days before
                                                           settlement date

                                           D               3:45 P.M. (London
                                                           time) one day before
                                                           settlement date

                                           E               5:00 P.M. (NYC time)
                                                           on settlement date

Settlement Procedures;
Registered Notes and
Registered Units:                       Settlement Procedures with regard to
                                        each Registered Note and Registered
                                        Unit sold by the Company to or through
                                        the Agent (unless otherwise specified
                                        pursuant to a Notes Terms Agreement or
                                        a Units Terms Agreement) shall be as
                                        follows:

                                        AA.      In the case of a Registered
                                                 Note (whether issued alone or
                                                 as part of a Unit), the Agent
                                                 will advise the Company by
                                                 telephone that such Note is a
                                                 Registered Note and of the
                                                 following settlement
                                                 information:

                                                 1.       Name in which such Note is to
                                                          be registered ("Registered Note
                                                          Owner").


                                      B-23





                                                 2.       Address of the Registered Note
                                                          Owner and address for payment
                                                          of principal and interest.

                                                 3.       Taxpayer identification number
                                                          of the Registered Note Owner (if
                                                          available).

                                                 4.       Principal amount.

                                                 5.       Maturity Date.

                                                 6.       Interest Payment Date(s)

                                                 7.       In the case of a Fixed Rate
                                                          Registered Note, the Interest
                                                          Rate, whether such Note is an
                                                          Amortizing Note and, if so, the
                                                          amortization schedule, or, in the
                                                          case of a Floating Rate
                                                          Registered Note, the Initial
                                                          Interest Rate (if known at such
                                                          time), Interest Payment Dates,
                                                          Interest Payment Period,
                                                          Calculation Agent, Base Rate,
                                                          Index Maturity, Index Currency,
                                                          Interest Reset Period, Initial
                                                          Interest Reset Date, Interest
                                                          Reset Dates, Spread or Spread
                                                          Multiplier (if any), Minimum
                                                          Interest Rate (if any), Maximum
                                                          Interest Rate (if any) and the
                                                          Alternate Rate Event Spread (if
                                                          any).

                                                 8.       Redemption or repayment
                                                          provisions (if any).

                                                 9.       Ranking.

                                                 10.      Settlement date and time
                                                          (Original Issue Date).

                                                 11.      Interest Accrual Date.


                                      B-24





                                                 12.      Price.

                                                 13.      Agent's commission (if any)
                                                          determined as provided in the
                                                          Distribution Agreement.

                                                 14.      Denominations.

                                                 15.      Specified Currency.

                                                 16.      Whether the Note is an OID
                                                          Note, and if it is an OID Note,
                                                          and the applicability of Modified
                                                          Payment upon Acceleration (and
                                                          if so, the Issue Price).

                                                 17.      Whether such Note is a Series D
                                                          Note or a Series E Note.

                                                 18.      Any other applicable provisions.

                                        BB.      In the case of a Registered Unit, the
                                                 Agent will advise the Company by
                                                 telephone that such Unit is a Registered
                                                 Unit, of the information set forth in
                                                 "Settlement Procedures; Registered
                                                 Notes and Registered Units" "A" above
                                                 with respect to any Registered Notes that
                                                 constitute a part of such Registered Unit
                                                 and of the following information:

                                                 1.       Name in which such Unit is to be
                                                          registered ("Registered Unit
                                                          Owner").

                                                 2.       Address of the Registered Unit
                                                          Owner.

                                                 3.       Taxpayer identification number
                                                          of the Registered Unit Owner (if
                                                          available).

                                                 4.       Denominations.

                                                 5.       Settlement date and time.


                                      B-25





                                                 6.       Number of Units (and Face
                                                          Amount).

                                                 7.       Agent's commission, if any,
                                                          determined as provided in the
                                                          Distribution Agreement.

                                                 8.       Designation of the Securities
                                                          comprised by such Units:

                                                          a.      Notes, if any (See
                                                                  "Settlement Procedures;
                                                                  Registered Notes and
                                                                  Registered Units" "A" );

                                                          b.      Universal Warrants, if
                                                                  any; and

                                                          c.      Purchase Contracts, if
                                                                  any.

                                                 9.       Whether, and the terms under
                                                          which, the Securities comprised
                                                          by such Unit will be separately
                                                          tradeable.

                                                 10.      Any other provisions applicable
                                                          to the Unit (other than those
                                                          provisions applicable to the
                                                          securities comprised by such
                                                          Unit).

                                                 11.      If the Registered Unit comprises
                                                          Registered Universal Warrants:

                                                          a.      Designation of the Series
                                                                  of Universal Warrants:
                                                                  [Call][Put] Warrants;

                                                          b.      Warrant Property;

                                                          c.      Aggregate Number of
                                                                  Universal Warrants;

                                                          d.      Price to Public;


                                      B-26





                                                          e.      Universal Warrant
                                                                  Exercise Price;

                                                          f.      Dates upon which
                                                                  Universal Warrants may
                                                                  be exercised;

                                                          g.      Expiration Date;

                                                          h.      Currency in which
                                                                  exercise payments shall
                                                                  be made;

                                                          i.      Minimum number of
                                                                  Universal Warrants
                                                                  exercisable by  any holder
                                                                  on any day;

                                                          j.      Maximum number of
                                                                  Universal Warrants
                                                                  exercisable on any day:
                                                                  [In the aggregate] [By any
                                                                  beneficial owner];

                                                          k.      Formula for determining
                                                                  Cash Settlement Value;

                                                          l.      Exchange Rate (or
                                                                  method of calculation);

                                                          m.      Whether the Company or
                                                                  the holder is the writer of
                                                                  the warrant; and

                                                          n.      Any other applicable
                                                                  provisions.

                                        12.      If the Registered Unit comprises
                                                 Registered Purchase Contracts:

                                                          a.      Purchase Contract
                                                                  Property:

                                                          b.      Price to Public:


                                      B-27





                                                          c.      Settlement Date;

                                                          d.      Payment Location;

                                                          e.      Method of Settlement;

                                                          f.      Method of Computing
                                                                  Settlement Amount;

                                                          g.      Currency of Settlement
                                                                  Payment;

                                                          h.      Authorized Number of
                                                                  Purchase Contracts;

                                                          i.      [Purchase] [Sale] Price of
                                                                  Purchase Contract
                                                                      Property;

                                                          j.      Contract Fees;

                                                          k.      Corporation Acceleration;

                                                          h.      Holders' Acceleration;

                                                          i.      Redemption Provisions;
                                                                  and

                                                          j.      Any other applicable
                                                                  provisions.

                                        CC.      The Company will advise JPMorgan
                                                 Chase as Principal Paying Agent for the
                                                 Notes or as Unit Agent for the Units, by
                                                 telephone or electronic transmission
                                                 (confirmed in writing at any time on the
                                                 same date) of the information set forth in
                                                 "Settlement Procedures; Registered
                                                 Notes and Registered Units" "AA" and
                                                 "BB" above, as applicable.

                                        DD.      The Company will have delivered to
                                                 JPMorgan Chase as Principal Paying
                                                 Agent for the Notes, or as Unit Agent for
                                                 the Units, a pre-printed four-ply packet


                                      B-28





                                                 for such Note or such Unit, as
                                                 the case may be, which packet
                                                 will contain the following
                                                 documents in forms that have
                                                 been approved by the Company,
                                                 the Agent and JPMorgan Chase,
                                                 as Principal Paying Agent for
                                                 the Notes, or as Unit Agent
                                                 for the Units:

                                                 1.       Note or Unit, as the case may be,
                                                          with customer confirmation.

                                                 2.       Stub One - For JPMorgan Chase.

                                                 3.       Stub Two - For the Agent.

                                                 4.       Stub Three - For the Company.

                                        EE.      JPMorgan Chase will (i) authenticate
                                                 and deliver any Note (whether issued
                                                 alone or as part of a Unit) or Pre-Paid
                                                 Purchase Contract through the Principal
                                                 Paying Agent, if necessary, with the
                                                 confirmation and Stubs One and Two to
                                                 the Agent, and (ii) complete and deliver
                                                 any Unit (including by countersigning
                                                 and delivering any Universal Warrant
                                                 includable in such Unit, by
                                                 countersigning, executing and delivering
                                                 any Purchase Contract (other than Pre-
                                                 paid Purchase Contracts) includable in
                                                 such Unit and by obtaining from the
                                                 Principal Paying Agent any Notes or
                                                 Pre-paid Purchase Contracts to be
                                                 included in such Units, authenticated in
                                                 accordance with clause (i) above) with
                                                 the confirmation and Stubs One and Two
                                                 to the Agent.  The Agent will
                                                 acknowledge receipt of the Note or the
                                                 Unit, as the case may be, by stamping or
                                                 otherwise marking Stub One and
                                                 returning it to JPMorgan Chase, through
                                                 the Principal Paying Agent, in the case
                                                 of the Notes, if necessary.  Such delivery
                                                 will be made only against such
                                                 acknowledgment of receipt and evidence


                                      B-29





                                                 that instructions have been
                                                 given by the Agent, with
                                                 respect to Program Securities
                                                 denominated in U.S. dollars,
                                                 for payment to the account of
                                                 the Company at JPMorgan Chase,
                                                 New York, New York (or, with
                                                 respect to Program Securities
                                                 payable in a Specified
                                                 Currency other than U.S.
                                                 dollars, to an account
                                                 maintained at a bank selected
                                                 by the Company, which bank
                                                 shall be located outside the
                                                 United Kingdom in the case of
                                                 Program Securities payable in
                                                 a Specified Currency other
                                                 than pounds sterling that
                                                 mature not later than five
                                                 years from and including the
                                                 date of issue thereof), in
                                                 immediately available funds,
                                                 of an amount equal to the
                                                 purchase price of such Program
                                                 Securities less the Agent's
                                                 commission (if any). In the
                                                 event that the instructions
                                                 given by the Agent for payment
                                                 to the account of the Company
                                                 are revoked, the Company will
                                                 as promptly as possible wire
                                                 transfer to the account of the
                                                 Agent an amount of immediately
                                                 available funds equal to the
                                                 amount of such payment made.

                                                 The Principal Paying Agent and
                                                 the Unit Agent shall pay the
                                                 Company the aggregate net
                                                 proceeds received by it in
                                                 immediately available funds
                                                 via a transfer of funds to the
                                                 U.S. dollar account of the
                                                 Company with JPMorgan Chase in
                                                 New York City (or, with
                                                 respect to Program Securities
                                                 payable in a Specified
                                                 Currency other than U.S.
                                                 dollars, to an account
                                                 maintained at a bank selected
                                                 by the Company which bank
                                                 shall be located outside the
                                                 United Kingdom in the case of
                                                 Program Securities payable in
                                                 a Specified Currency other
                                                 than pounds sterling that
                                                 mature not later than five
                                                 years including


                                      B-30





                                                 the date of issue thereof) designated by
                                                 the Company in writing.

                                        FF.      Unless the Agent purchased such
                                                 Program Securities as principal, the
                                                 Agent will deliver (with confirmation)
                                                 such Program Securities to the customer
                                                 against payment in immediately
                                                 available funds.  The Agent will obtain
                                                 the acknowledgment of receipt of such
                                                 Program Securities by retaining Stub
                                                 Two.

                                        GG.      In the case of all Program Securities,
                                                 JPMorgan Chase will send Stub Three to
                                                 the Company by first-class mail.
                                                 Periodically, JPMorgan Chase will also
                                                 send to the Company a statement setting
                                                 forth, in the case of the Notes, the
                                                 principal amount of the Notes
                                                 outstanding as of that date under each
                                                 Indenture and, in the case of the Units,
                                                 the aggregate face amount of the Units
                                                 outstanding under the Unit Agreement
                                                 and, in each case, setting forth a brief
                                                 description of any sales of which the
                                                 Company has advised JPMorgan Chase
                                                 that have not yet been settled.

Settlement Procedures
Timetable; Registered Notes
and Registered Units:                   For sales by the Company of Registered Notes
                                        or Registered Units to or through the Agent,
                                        "Settlement Procedures; Registered Notes
                                        and Registered Units" "AA" through "GG" set
                                        forth above shall be completed on or before the
                                        respective times (London time) set forth below:


                                      B-31






                                        Settlement Procedure;
                                        Registered Notes
                                        and Registered Units        Time
                                        ---------------------       ----

                                           AA           2:00 P.M. on second day
                                                                  before settlement date
                                           BB           2:00 P.M. on second day
                                                                  before settlement date
                                           CC           3:00 P.M. on second day
                                                                  before settlement date
                                          DD-EE         2:15 P.M. on settlement date
                                           FF           3:00 P.M. on settlement date
                                           GG           5:00 P.M. on settlement date

Failure to Settle:                      Bearer Notes and Bearer Units.  If the Agent
                                        shall have advanced its own funds for payment
                                        against subsequent receipt of funds from the
                                        purchaser and if a purchaser shall fail to make
                                        payment for a Note or a Unit, the Agent will
                                        promptly notify, in the case of a Note, the
                                        Company, the Principal Paying Agent, the
                                        Depositary and the Euroclear Operator,
                                        Clearstream and any other relevant clearing
                                        system, and, in the case of the Unit, the
                                        Company, the Unit Agent, the Depositary, and
                                        the Euroclear Operator, Clearstream and any
                                        other relevant clearing system, in each case by
                                        telephone, promptly confirmed in writing (but
                                        no later than the next Business Day).  In such
                                        event, the Company shall promptly instruct the
                                        Principal Paying Agent, in the case of the Note,
                                        and the Unit Agent, in the case of the Unit, to
                                        cancel the purchaser's interest in the appropriate
                                        Temporary Global Note representing such Note
                                        or the appropriate Temporary Global Unit
                                        representing such Unit.  Upon (i) confirmation
                                        from the Principal Paying Agent or the Unit
                                        Agent in writing (which may be given by telex
                                        or telecopy) that the Principal Paying Agent or
                                        the Unit Agent has canceled such purchaser's
                                        interest in such Temporary Global Note or
                                        Temporary Global Unit, as the case may be, and
                                        (ii) confirmation from the Agent in writing
                                        (which may be given by telex or telecopy) that


                                      B-32





                                        the Agent has not received payment from
                                        the purchaser for the Note or the Unit,
                                        the Company will promptly pay to the
                                        Agent an amount in immediately
                                        available funds equal to the amount
                                        previously paid by the Agent in respect
                                        of such Bearer Note or Bearer Unit.
                                        Such payment will be made on the
                                        settlement date, if possible, and in
                                        any event not later than 12 noon (New
                                        York City time) on the Business Day
                                        following the settlement date. The
                                        Principal Paying Agent or the Unit
                                        Agent, as the case may be, and the
                                        Depositary will make or cause to be
                                        made such revisions to such Temporary
                                        Global Note or Temporary Global Unit as
                                        are necessary to reflect the
                                        cancellation of such portion of such
                                        Temporary Global Note or Temporary
                                        Global Unit.

                                        If a purchaser shall fail to make
                                        payment for the Note or Unit for any
                                        reason other than a default by the
                                        Agent in the performance of its
                                        obligations hereunder and under the
                                        Distribution Agreement, then the
                                        Company will reimburse the Agent on an
                                        equitable basis for the Agent's loss of
                                        the use of funds during the period when
                                        they were credited to the account of
                                        the Company, the Principal Paying Agent
                                        or the Unit Agent, as applicable.

                                        Immediately upon such cancellation, the
                                        Principal Paying Agent or the Unit
                                        Agent, as the case may be, will make
                                        appropriate entries in its records to
                                        reflect the fact that a settlement did
                                        not occur with respect to such Note or
                                        Unit.

                                        Registered Notes and Registered Units.
                                        If a purchaser fails to accept delivery
                                        of and make payment for any Registered
                                        Note or Registered Unit, the Agent will
                                        notify the Company and JPMorgan Chase,
                                        as Registrar of the Registered Notes or
                                        as Unit Agent, by telephone and return
                                        such Note or Unit to JPMorgan Chase
                                        through the Principal Paying Agent, in
                                        the case of the Notes or the Unit
                                        Agent, in the case of the Units, if
                                        necessary. Upon receipt of such notice,


                                              B-33





                                        the Company will immediately wire
                                        transfer to the account of the Agent an
                                        amount equal to the amount previously
                                        credited to the Company's account in
                                        respect of such Note or Unit. Such wire
                                        transfer will be made on the settlement
                                        date, if possible, and in any event not
                                        later than the Business Day following
                                        the settlement date. If the failure
                                        shall have occurred for any reason
                                        other than a default by the Agent in
                                        the performance of its obligations
                                        hereunder and under the Distribution
                                        Agreement, then the Company will
                                        reimburse the Agent on an equitable
                                        basis for its loss of the use of the
                                        funds during the period when they were
                                        credited to the account of the Company
                                        or JPMorgan Chase. Immediately upon
                                        receipt of the Registered Note or
                                        Registered Unit in respect of which
                                        such failure occurred, JPMorgan Chase
                                        will mark such Note or Unit "canceled,"
                                        make appropriate entries in JPMorgan
                                        Chase's records and send such Note or
                                        Unit to the Company.

Cancellation of Issuance:               If any Program Securities of a particular series
                                        in respect of which information has been
                                        supplied under "Settlement Procedures" above
                                        is not to be issued on a given issue date, the
                                        Issuer shall promptly notify the Principal Paying
                                        Agent and the Trustee and shall promptly
                                        confirm such notification in writing.  Upon
                                        receipt of such notice, neither the Principal
                                        Paying Agent nor the Trustee shall thereafter
                                        issue or release the relevant Program Securities
                                        but shall, if applicable, cancel and, unless
                                        otherwise instructed by the Issuer in writing,
                                        dispose of them in accordance with their
                                        customary procedures.

Notice of Issuance to the
UK Listing Authority and the
London Stock Exchange:                  The Sponsoring Member Firm will provide
                                        information with respect to the issuance of each
                                        Series D Note and Series D Unit to the London
                                        Stock Exchange or other stock exchange or
                                        quotation system, as the case may be, and will
                                        advise the Company in writing as to the


                                      B-34





                                        effectiveness of the listing of such
                                        Series D Note and Series D Unit by the
                                        close of business on the related
                                        settlement date.

Listing:                                The Sponsoring Member Firm will, on a
                                        regular basis, provide the London Stock
                                        Exchange or other stock exchange or
                                        quotation system, as the case may be,
                                        with such information regarding Series
                                        D Notes and Series D Units issued and
                                        outstanding as such exchange may
                                        require.

                                                                  APPENDIX 1


                      [FORM OF CERTIFICATE TO BE GIVEN BY
                EUROCLEAR, CLEARSTREAM AND/OR ANY OTHER RELEVANT
                                CLEARING SYSTEM]

                                  CERTIFICATE

                                ---------------

                        Morgan Stanley Dean Witter & Co.
                               Notes, Series D/E

             Represented by Temporary Global [Fixed/Floating] Rate
                           Senior Bearer Note No. __


         This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in Appendix 2 to Exhibit B to the Euro Distribution Agreement relating to such Notes, as of the date hereof, __________ principal amount of the above- captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, an estate the income of which is subject to United States federal income taxation regardless of its source or a trust if both (a) a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more United States persons have the authority to control all substantial decisions of the trust ("United States persons"), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in the applicable U.S. Treasury Regulations) ("financial institutions") purchasing for their own account or for resale, or (b) United States persons who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in the applicable U.S. Treasury Regulations), and such United States or foreign financial institutions described in clause
(iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions. Any such certification by electronic transmission satisfies the requirements set forth in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(3)(ii). We will retain all certifications from our Member Organizations for the period specified in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(3)(i).

         As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We further certify (i) that we are not making available herewith for exchange (or, if relevant, seeking to collect principal or interest with respect to) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith (or, if relevant, with respect to which principal or interest is being requested) are no longer true and cannot be relied upon as of the date hereof.

         We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: ___________, 20__


[To be dated no earlier than
[insert date of Interest Payment
Date prior to Exchange Date]
[insert date of Redemption Date
prior to Exchange Date] [insert
Exchange Date]]

                                            [EUROCLEAR BANK S.A./N.V., as
                                            Operator of the Euroclear System]

                                            [CLEARSTREAM BANKING, SOCIETE
                                            ANONYME]

                                            [OTHER]

                                            By:_______________________________
                                               Name:
                                               Title:

                                                                 APPENDIX 2


                      [FORM OF CERTIFICATE TO BE GIVEN BY
               AN ACCOUNT HOLDER OF EUROCLEAR, CLEARSTREAM AND/OR
                      ANY OTHER RELEVANT CLEARING SYSTEM]

                                  CERTIFICATE

                                 --------------

                        Morgan Stanley Dean Witter & Co.
                               Notes, Series D/E

             Represented by Temporary Global [Fixed/Floating] Rate
                           Senior Bearer Note No. __


         This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations, an estate the income of which is subject to United States Federal income taxation regardless of its source, or a trust if both (a) a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more United States persons have the authority to control all substantial decisions of the trust ("United States person(s)"), (ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in the applicable U.S. Treasury Regulations) ("financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in the applicable U.S. Treasury Regulations), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

         This certification excepts and does not relate to [U.S.$] _________ of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand exchange for and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any principal or interest) cannot be made until we do so certify.

         We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: ___________, 20__

[To be dated no earlier than the
10th day before [insert date of
Interest Payment Date prior to
Exchange Date] [insert date of
Redemption Date prior to
Exchange Date] [insert Exchange Date]]

                                            [NAME OF ACCOUNT HOLDER]

                                            By:_______________________________
                                               (Authorized Signatory)
                                               Name:
                                               Title:

                                                               APPENDIX 3



                       FORM OF COMPANY'S NOTICE TO PRINCIPAL PAYING AGENT



To: JPMorgan Chase Bank,
    London Office
    Attention:            ________________________________
                          ________________________________


    and with a copy to:

    [JPMorgan Chase Bank, as Senior Debt Trustee]
    [Bank One Trust Company, N.A.
    (as successor to The First National Bank of Chicago), as Subordinated Debt Trustee]

              Re:     Euro Distribution Agreement
                      dated o, 2002
                      ---------------------------

Terms defined in the Administrative Procedures relating to the above Euro Distribution Agreement have the same meanings herein.

We hereby confirm our telephone instruction to prepare, complete, authenticate and issue a Temporary Global Note in accordance with the terms of the [Notes Terms Agreement dated _______,] Administrative Procedures and Euro Distribution Agreement and to give instructions to the Euroclear Operator, Clearstream and/or any other relevant clearing system in order for you to:1

                      Credit account of [Name of Agent] with
                      [Euroclear/Clearstream/Other]2 with the following Bearer
                      Notes:


-------------
         1 Separate instructions are to be sent in respect of each offer accepted by the Company. Repeat this information (numbering consecutively) if Bearer Notes of more than one Note Tranche are to be issued to an Agent.

         2 Delete as appropriate.

                                     Fixed Rate                            Floating Rate
All Notes:                           Notes:                                Notes:
------------------------------       -------------------------------       ------------------------------
Principal Amount:                    Interest Rate:                        Base Rate:

Purchase Price:                      Applicability of Modified             Index Maturity:
                                     Payment upon
                                     Acceleration:

Price to Public:                     If yes, state issue price:            Spread (Plus or Minus):

Settlement Date and Time:            Amortization Schedule:                Spread Multiplier:

Place of Delivery:                   Applicability of Annual               Alternate Rate Event
                                     Interest Payments:                    Spread:

Specified Currency:                  Denominated Currency (if              Initial Interest Rate:
                                     any):

Original Issue Date:                 Indexed Currency or                   Initial Interest Reset
                                     Currencies (if any):                  Date:

Interest Accrual Date:               Payment Currency (if any):            Interest Reset Dates:

Interest Payment Date(s):            Exchange Rate Agent (if               Interest Reset Period:
                                     any):

Maturity Date:                       Reference Dealers:                    Maximum Interest Rate:

Optional Redemption                  Face Amount:                          Minimum Interest Rate:
Date(s):

Initial Redemption Date:             Fixed Amount of each                  Interest Payment Period:
                                     Indexed Currency (if any):

Initial Redemption                   Aggregate Fixed Amount of             Calculation Agent:
Percentage:                          each Indexed Currency (if
                                     any):

Annual Redemption                    Indexed Currency (if any):            Reporting Service:
Percentage Reduction:

Ranking:                                                                   Index Currency:

Series:                                                                    Designated CMT
                                                                           Telerate Page:

Minimum Denominations:                                                     Designated CMT
                                                                           Maturity Index:

Other Provisions:

                                  against payment of [______________________].

Date:

                                  MORGAN STANLEY DEAN WITTER & CO.

                                  By: ______________________________________

                                                                APPENDIX 4



                     FORM OF COMPANY'S NOTICE TO UNIT AGENT
                     --------------------------------------


To:            JPMorgan Chase Bank,
                     Attention:___________________
                               ___________________


              Re:     Euro Distribution Agreement
                      dated o, 2002
                      ---------------------------

Terms defined in the Administrative Procedures relating to the above Euro Distribution Agreement have the same meanings herein.

We hereby confirm our telephone instruction to prepare, complete and issue a Temporary Global Unit in accordance with the terms of the [Units Terms Agreement dated _______,] Administrative Procedures and Euro Distribution Agreement and to give instructions to the Euroclear Operator, Clearstream and/or any other relevant clearing system in order for you to:1

                      Credit account of [Name of Agent] with
                      [Euroclear/Clearstream/Other]2 with the following Bearer
                      Units:


-------------
       1 Separate instructions are to be sent in respect of each offer accepted by the Company. Repeat this information (numbering consecutively) if Bearer Units of more than one Unit Tranche are to be issued to an Agent.

       2 Delete as appropriate.

                                    Universal Warrants                   Purchase Contracts
All Units:                          Issued as Part of a Unit:            Issued as Part of a Unit:
------------------------------      -------------------------------      ------------------------------
Principal Amount:                   Price:                               Price:

Purchase Price:                     Specified Currency or                Settlement Date and Time:
                                    Composite Currency:

Price to Public:                    Exercise Date:                       Buy or Sell:

Place of Delivery:                  Warrant Property:                    Purchase Contract
                                                                         Property:

Specified Currency:                 Permitted Payment:                   Purchase or Sale Price:

Original Issue Date:                Exercise Price:

                                    Expiration Date:                     Specified Currency or
                                                                         Composite Currency:

                                    Put or Call:                         Permitted Payment:


                                       2





All Notes Issued                    Fixed Rate Notes Issued              Floating Rate Notes
as Part of a Unit:                  as Part of a Unit:                   Issued as Part of a Unit:
------------------------------      -------------------------------      ------------------------------
Principal Amount:                   Interest Rate:                       Base Rate:

Purchase Price:                     Applicability of Modified            Index Maturity:
                                    Payment upon
                                    Acceleration:

Price to Public:                    If yes, state issue price:           Spread (Plus or Minus):

Settlement Date and Time:           Amortization Schedule:               Spread Multiplier:

Place of Delivery:                  Applicability of Annual              Alternate Rate Event
                                    Interest Payments:                   Spread:

Specified Currency:                 Denominated Currency (if             Initial Interest Rate:
                                    any):

Original Issue Date:                Indexed Currency or                  Initial Interest Reset
                                    Currencies (if any):                 Date:

Interest Accrual Date:              Payment Currency (if any):           Interest Reset Dates:

Interest Payment Date(s):           Exchange Rate Agent (if              Interest Reset Period:
                                    any):

Maturity Date:                      Reference Dealers:                   Maximum Interest Rate:

Optional Repayment                  Face Amount:                         Minimum Interest Rate:
Date(s):

Optional Redemption                 Fixed Amount of each                 Interest Payment Period:
Date(s):                            Indexed Currency (if any):

Initial Redemption Date:            Aggregate Fixed Amount               Calculation Agent:
                                    of each Indexed Currency
                                    (if any):

Initial Redemption                  Indexed Currency (if any):           Reporting Service:
Percentage:

Annual Redemption                                                        Index Currency:
Percentage Reduction:

Ranking:                                                                 Designated CMT
                                                                         Telerate Page:

Series:                                                                  Designated CMT
                                                                         Maturity Index:


                                       3





All Notes Issued                    Fixed Rate Notes Issued              Floating Rate Notes
as Part of a Unit:                  as Part of a Unit:                   Issued as Part of a Unit:
------------------------------      -------------------------------      ------------------------------
Minimum Denominations:

Other Provisions:


                                        against payment of [_________________]

Date:

                               MORGAN STANLEY DEAN WITTER & CO.

                               By: __________________________________